EXHIBIT 99.120




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                              NORTH VALLEY BANCORP
                         EMPLOYEE STOCK OWNERSHIP PLAN















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                              NORTH VALLEY BANCORP
                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -----------------------------

                               TABLE OF CONTENTS
                               -----------------
                                                                            Page
                                                                            ----
ARTICLE I - NAME, PURPOSE AND EFFECTIVE DATE...................................1
   1.1     Name................................................................1
   1.2     Purpose.............................................................2
   1.3     Exclusive Benefit...................................................2
   1.4     Employment. ........................................................2
   1.5     Effective Date......................................................2
ARTICLE II - DEFINITIONS.......................................................2
   2.1     Account. ...........................................................3
   2.2     Administrative Committee. ..........................................4
   2.3     Affiliated Employer. ...............................................4
   2.4     Alternate Payee.....................................................4
   2.5     Aggregation Group...................................................4
   2.6     Annual Addition. ...................................................4
   2.7     Associated Company. ................................................5
   2.8     Beneficiary. .......................................................5
   2.9     Board...............................................................5
   2.10    Break In Service....................................................5
   2.11    Code................................................................6
   2.12    Company.............................................................6
   2.13    Company Stock.......................................................6
   2.14    Compensation. ......................................................7
   2.15    Contribution........................................................7
   2.16    Date Of Reemployment................................................7
   2.17    Deemed Owned Shares. ...............................................7
   2.18    Determination Date. ................................................7
   2.19    Disability..........................................................7
   2.20    Direct Rollover.....................................................7
   2.21    Distributee. .......................................................7
   2.22    Disqualified Person. ...............................................8
   2.23    Eligible Employee...................................................8
   2.24    Eligible Participant................................................8
   2.25    Eligible Retirement Plan. ..........................................8
   2.26    Eligible Rollover Distribution......................................8
   2.27    Eligibility Computation Period......................................9
   2.28    Employee. ..........................................................9
   2.29    Employer. ..........................................................9
   2.30    Employment Commencement Date........................................9
   2.31    Entry Date. ........................................................9

                                     - i -
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   2.32    ERISA...............................................................9
   2.33    Family Member.......................................................9
   2.34    Forfeiture..........................................................9
   2.35    Highly Compensated Employee. ......................................10
   2.36    Hour Of Service....................................................11
   2.37    Inactive Participant...............................................11
   2.38    Key Employee.......................................................11
   2.39    Leased Employee....................................................12
   2.40    Limitation Account.................................................12
   2.41    Limitation Year....................................................12
   2.42    Nonallocation Year.................................................12
   2.43    Non-Key Employee...................................................13
   2.44    Normal Retirement Age..............................................13
   2.45    Owner..............................................................13
   2.46    Participant........................................................13
   2.47    Permissive Aggregation Group. .....................................13
   2.48    Plan...............................................................13
   2.49    Plan Administrator.................................................13
   2.50    Plan And Trust Document. ..........................................13
   2.51    Plan Year..........................................................14
   2.52    Qualified Domestic Relations Order (QDRO)..........................14
   2.53    Qualified Participant..............................................14
   2.54    Qualified Election Period..........................................14
   2.55    Required Aggregation Group. .......................................14
   2.56    Service............................................................14
   2.57    Termination Of Employment..........................................14
   2.58    Top-Heavy Plan.....................................................14
   2.59    Trust..............................................................14
   2.60    Trustee(s).........................................................15
   2.61    Trust Fund.........................................................15
   2.62    Valuation Date.....................................................15
   2.63    Vesting Computation Period.........................................15
   2.64    Year Of Service....................................................15

ARTICLE III - ELIGIBILITY, PARTICIPATION AND BENEFICIARY DESIGNATION..........16
   3.1     Entry And Participation............................................16
   3.2     Inactive Participant...............................................16
   3.3     Reemployment.......................................................16
   3.4     Administrative Committee Control ..................................16
   3.5     Combination Of Plan................................................17
   3.6     Integration........................................................17
   3.7     Omission Of Eligible Employee. ....................................17
   3.8     Inclusion Of Ineligible Participant. ..............................17
   3.9     Beneficiaries......................................................17

ARTICLE IV - CONTRIBUTIONS....................................................19
   4.1     Company Contributions..............................................19

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   4.2     Participants' Optional Investment Contributions. ..................20

ARTICLE V - ALLOCATION OF CONTRIBUTIONS AND FORFEITURES ......................20
   5.1     Allocation To Accounts.............................................20
   5.2     Reduction For Other Pension Plan Contributions ....................23
   5.3     Limitations On Contributions - Annual Addition. ...................23
   5.4     Restoration Procedures.............................................25
   5.5     Prohibited Allocations Of Stock. ..................................26
   5.6     Allocation Limitation - More Than One (1) Defined Contribution
           Plan. .............................................................26
   5.7     Prohibited Allocation Of Stock For S Corporations .................27

ARTICLE VI - VESTING OF ACCOUNTS .............................................30
   6.1     Accelerated Vesting................................................30
   6.2     Regular Vesting....................................................30
   6.3     Years Of Service...................................................30
   6.4     Forfeitures........................................................32
   6.5     Divestment.........................................................33
   6.6     Absence Of Participant.............................................34
   6.7     No Reduction In Vesting............................................34
   6.8     Amendments To Vesting Schedule. ...................................34

ARTICLE VII - TOP-HEAVY PLAN RULES ...........................................35
   7.1     Special Definitions................................................35
   7.2     Top-Heavy Status...................................................36
   7.3     Benefits Taken Into Account. ......................................37
   7.4     Top-Heavy Plan Contribution Limitation.............................37
   7.5     Top-Heavy Vesting..................................................38

ARTICLE VIII - ALLOCATION OF TRUST INCOME OR LOSS ............................39
   8.1     Allocation At Valuation Date ......................................39
   8.2     Limitation And Suspense Accounts...................................41
   8.3     Separate Valuation.................................................41
   8.4     Valuation Of Trust Fund............................................41
   8.5     Rebalancing Of Investments Of Cash And Company Stock To
           Prohibit A Nonallocation Year. ....................................42

ARTICLE IX - PARTICIPANTS' ACCOUNTS ..........................................42
   9.1     Accounts...........................................................42
   9.2     Value Of Accounts..................................................43
   9.3     Statement Of Account. .............................................43

ARTICLE X - DISTRIBUTIONS.....................................................43
   10.1    Benefits From Trust................................................43
   10.2    Form Of Distribution...............................................43
   10.3    Undistributed Amounts Upon Death...................................44
   10.4    Deferred Cash Distributions. ......................................44
   10.5    Deferred Non-Cash Distribution. ...................................45
   10.6    Distribution To Minor Or Incompetent Person. ......................45
   10.7    Right Of First Refusal.............................................45
   10.8    Put Option.........................................................46
   10.9    Timing Of Distributions............................................47

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   10.10   Distributions - General Provisions. ...............................49
   10.11   Eligible Rollover Distributions....................................50
   10.12   Other Rights And Options. .........................................52

ARTICLE XI - SERVICE..........................................................52
   11.1    Service............................................................52
   11.2    Hours Of Service...................................................52
   11.3    Crediting Of Hours Subject To Regulation. .........................54
   11.4    Uniformed Services Employment And Reemployment Rights
           Act Of 1994........................................................54

ARTICLE XII - FIDUCIARY RESPONSIBILITY .......................................55
   12.1    Authority..........................................................55
   12.2    Interest Of Participants And Beneficiaries. .......................55
   12.3    Liability..........................................................55
   12.4    Dual Capacities....................................................55
   12.5    Allocation Of Authority............................................56
   12.6    Prohibited Transaction.............................................57

ARTICLE XIII - ADMINISTRATIVE COMMITTEE.......................................57
   13.1    Administrative Committee. .........................................57
   13.2    Action.............................................................57
   13.3    Records............................................................57
   13.4    Power..............................................................58
   13.5    Funding Policy.....................................................58
   13.6    Agents.............................................................59
   13.7    Claims.............................................................59
   13.8    Indemnity..........................................................62
   13.9    Administrative Committee Duties. ..................................62

ARTICLE XIV - INVESTMENTS ....................................................62
   14.1    Investment Objective...............................................62
   14.2    Investment Directives..............................................63
   14.3    Delegation Of Authority............................................63
   14.4    Participant Voting And Exercise Of Stock Rights. ..................64
   14.5    Loans..............................................................65
   14.6    Diversification....................................................66

ARTICLE XV - TRUSTEE(S) ......................................................67
   15.1    Application of Trust Provisions. ..................................67
   15.2    Duties.............................................................67
   15.3    Ownership..........................................................67
   15.4    Powers.............................................................68
   15.5    Fees...............................................................68
   15.6    Accounting.........................................................68
   15.7    Resignation........................................................69
   15.8    Effect Of Final Accounting.........................................69
   15.9    Vacancy And Successors.............................................70
   15.10   Legal Counsel. ....................................................70
   15.11   Investigation. ....................................................70
   15.12   Unanimous Vote.....................................................70

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   15.13   Indemnification....................................................71

ARTICLE XVI - AMENDMENT, TERMINATION AND MERGER ..............................71
   16.1    Irrevocable Trust..................................................71
   16.2    Amendment..........................................................71
   16.3    Contributions......................................................71
   16.4    Termination........................................................72
   16.5    Distribution Upon Termination......................................72
   16.6    Qualification Notice...............................................73
   16.7    Reversion..........................................................73
   16.8    Merger.............................................................73

ARTICLE XVII - ASSIGNMENTS....................................................74
   17.1    Alienation And QDROs...............................................74

ARTICLE XVIII - MISCELLANEOUS PROVISIONS .....................................76
   18.1    Governing Law......................................................76
   18.2    Gender.............................................................76
   18.3    Amendment Of Laws..................................................76
   18.4    Interpretations. ..................................................76


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                              NORTH VALLEY BANCORP
                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -----------------------------

North Valley Bancorp, a California corporation (Company) adopts the Plan as follows:

                                    RECITALS

A. The Company adopted the North Valley Bancorp Employee Stock Ownership Plan and Trust (Plan) effective January 1, 1977, and was subsequently amended and restated effective September 30, 1981 and January 1, 1987.

B. The Company amended and restated the Plan effective January 1, 1999, except as otherwise provided in the Plan, to adopt the technical changes necessary for the Plan to conform with changes in the law enacted by the General Agreement on Tariffs and Trade (GATT), Uniformed Services Employment and Reemployment Rights Act of 1994 (USERRA), Small Business Job Protection Act of 1996 (SBJPA), Taxpayer Relief Act of 1997 (TRA 97), and the Community Renewal Tax Relief Act of 2000 (CRA).

C. The Internal Revenue Service (IRS) issued a determination letter approving the terms of the Plan, as amended on March 29, 2000.

D. The Company amended the Plan to adopt the technical changes necessary for the Plan to conform with changes in the law enacted by the Economic Growth And Tax Relief Reconciliation Act of 2001 (EGTRRA), Job Creation and Worker Assistance Act of 2002 (JCWAA), final Treasury Regulations under Code section 401(a)(9) published on April 16, 2002 and final guidance under EGTRRA for distributions made on or after March 28, 2005, in accordance with Internal Revenue Code (Code) section 401(a)(31)(B).

E. The Company now wishes to restate the Plan document to adopt the technical changes necessary for the Plan to comply with the vesting requirements of the Pension Protection Act of 2006, to consolidate all of the technical and design changes and to amend the Plan, which has been a stock bonus plan, into an employee stock ownership plan within the meaning of Code section 4975(e)(7).

                  ARTICLE I - NAME, PURPOSE AND EFFECTIVE DATE

1.1      Name.
         ----

         The name of this Plan and Trust shall be the North Valley Bancorp Employee Stock Ownership Plan.

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1.2      Purpose.
         -------

         This Plan and Trust are intended to qualify under Code sections 401(a) and 501(a) and are created to enable Eligible Employees of the Company to acquire shares of Company Stock and to provide retirement funds and benefits in the event of Disability. This Plan and Trust are intended to constitute a stock bonus employee stock ownership plan (ESOP), within the meaning of Code section 4975(e)(7) and section 407(d)(6) of the Employee Retirement Income Security Act of 1974 (ERISA), which will invest primarily in Company Stock pursuant to Sections 407(b)(1) and 407(d) of ERISA.

1.3      Exclusive Benefit.
         -----------------

         This Plan has been created and all assets acquired under this Plan as a result of Contributions, income and other additions to the Trust will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan and shall be administered by the Administrative Committee for the exclusive benefit of the Participants in the Plan and their Beneficiaries.

1.4      Employment.
         ----------

         Nothing contained in this Plan and Trust Document is intended nor shall it be deemed to create a contract between the Company and any Employee. This Plan and Trust Document shall not affect any rights or obligations of the Company or any Employee to continue or terminate employment.

1.5      Effective Date.
         --------------

         The initial effective date of this Plan is January 1, 1977.

         This Plan and Trust Document as restated, is effective January 1, 2006, except as specifically noted elsewhere in this Plan. This Plan and Trust contains all Provisions required by the Code, up to and including the Economic Growth And Tax Relief Reconciliation Act of 2001 (EGTRRA), the Job Creation and Worker Assistance Act of 2002 (JCWAA), the final Treasury Regulations under Code section 401(a)(9) published on April 16, 2002, additional guidance under EGTRRA for distributions made on or after March 28, 2005, in accordance with Code section 401(a)(31)(B) and the Pension Protection Act of 2006 (PPA).

                            ARTICLE II - DEFINITIONS

The following words and phrases used in this Plan and Trust Document shall have the meanings described below, unless the context clearly requires a different meaning:

                                      -2-
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2.1      Account.
         -------

         "Account" means the aggregate of all records maintained by the Administrative Committee for purposes of determining a Participant's or Beneficiary's interest in the fund and shall include the Company Stock Account, General Account, Suspense Account and any other accounts established by the Administrative Committee.

         Each Account shall also have corresponding subaccounts which shall be maintained by the Administrative Committee as it deems necessary for purposes including, but not limited to, distinguishing that portion of an Account attributable to Plan Years during which the Plan is a Top-Heavy Plan or during which the Participant is a Key Employee in a Top-Heavy Plan or is a Five Percent (5%) Owner of the Employer. Subaccounts may be maintained by the Administrative Committee for amounts contributed and held in the Plan attributable to predecessor plans of the Employer.

         A.       Company Stock Account.
                  ---------------------

                  "Company Stock Account" means that portion of a Participant's Account which is credited with shares of Company Stock which are purchased and paid for by the Trust, contributed to the Trust, allocated as forfeitures and stock dividends paid with respect to Company Stock held in the Participant's Company Stock Account.

         B.       ESOP Account.
                  ------------

                  "ESOP Account" means the Participant's Company Stock Account and General Account.

         C.       General Account.
                  ---------------

                  "General Account," formerly known as the "Other Investments Account" means that portion of a Participant's Account that is credited with:

                  1.       Company Contributions of cash;

                  2.       Forfeitures other than of Company Stock;

                  3. Cash dividends paid with respect to Company Stock held in the Participant's Company Stock Account;

                  4. Cash distributions paid with respect to Company Stock held in the Participant's Company Stock Account for any Plan Year during which the Company has elected to be treated as an S Corporation for federal income tax purposes under the Code; and

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                  5.       The Participant's share of such other Trust income,
                           gains or losses properly credited to such Account pursuant to the terms of this Plan and Trust Document.

                  The General Account shall be debited with amounts paid by the Trustee(s) for the purchase of Company Stock or for repayment of debt incurred by the Company or Plan for the purchase of Company Stock.

         D.       Suspense Account.
                  ----------------

                  "Suspense Account" means an account established pursuant to the provisions of the Vesting Of Accounts or Allocation Of Contributions And Forfeitures articles, pertaining to securities purchased with an exempt loan.

2.2      Administrative Committee.
         ------------------------

         "Administrative Committee" means the Administrative Committee designated under the Administrative Committee article.

2.3      Affiliated Employer.
         -------------------

         "Affiliated Employer" shall have the meaning described in the Top-Heavy Plan Rules article. For purposes of this Plan, all Employees of an Affiliated Employer shall be treated as employed by a single employer, except to the extent permitted by Code section 414(r); provided, however, that the Employees of an Affiliated Employer shall not participate in this Plan unless the Affiliated Employer has also adopted this Plan.

2.4      Alternate Payee.
         ---------------

         "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant recognized by a domestic relations order as having a right to receive all, or a portion of, a Participant's benefits under the Plan.

2.5      Aggregation Group.
         -----------------

         "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group, described in the Top-Heavy article.

2.6      Annual Addition.
         ---------------

         "Annual Addition" shall have the meaning described in the Allocation Of Contributions And Forfeitures article.


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2.7      Associated Company.
         ------------------

         "Associated Company" means the Employer and any corporation which is a member of a controlled group of corporations (as defined in Code section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code section 414(c)) with the Employer; an organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Code section 414(o).

2.8      Beneficiary.
         -----------

         "Beneficiary" means any one or more primary or contingent beneficiaries entitled under the provisions of this Plan to receive benefits after the death of a Participant, as limited by the Beneficiaries article.

2.9      Board.
         -----

         "Board" means the Board of Directors of the Company.

2.10     Break In Service.
         ----------------

         "Break in Service" means a Plan Year in which a Participant does not complete more than five hundred (500) Hours Of Service with the Employer. An Employee shall not incur a Break in Service for the Plan Year in which the Employee becomes a Participant, dies, retires or suffers a disability under the Disability Retirement article, below. Further, solely for the purpose of determining whether a Participant has incurred a Break in Service, Hours Of Service shall be recognized for an "authorized leave of absence" and a "maternity or paternity leave of absence." "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service or any other reason. A "maternity or paternity leave of absence" means an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child by the Employee, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours Of Service shall be credited for the computation period in which the absence from work begins only if credit therefor is necessary to prevent the Employee from incurring a Break in Service, or, in any other case, in the immediately following computation period. The Hours Of Service credited for a maternity or paternity leave of absence shall be those which would normally have been credited but for such absence, or, in any case in which the Administrator is unable to determine such hours normally credited, eight (8) Hours Of Service per day. The total Hours Of Service required to be credited for a maternity or paternity leave of absence shall not exceed five hundred one (501).

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2.11     Code.
         ----

         "Code" means the Internal Revenue Code of 1986, as amended.

2.12     Company.
         -------

         "Company" means North Valley Bancorp and any successors or assigns and Associated Companies that expressly adopt this Plan and Trust Document and agree in writing to its terms.

2.13     Company Stock.
         -------------

         "Company Stock" means qualifying employer securities as defined in Code sections 4975(e)(8) and 409(l) as follows:

         A. The term "Qualifying Employer Securities" means common stock issued by the Company (or by a corporation which is a member of the same controlled group) that is readily tradable on an established securities market.

         B. If there is no common stock which meets the requirements of paragraph A, above, the term "Qualifying Employer Securities" means common stock issued by the Company (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of:

                  1. That class of common stock of the Company (or of any other such corporation which is a member of the same controlled group) having the greatest voting power; and

                  2. That class of common stock of the Company (or of any other such corporation which is a member of the same controlled group) having the greatest dividend rights.

         Non-callable preferred stock shall be treated as Company Stock for purposes of the Plan if such stock is convertible at any time into stock that is readily tradable on an established securities market (or, if applicable, that meets the requirements of (a) and (b) next above) and if such conversion is at a conversion price that, as of the date of the acquisition by the Plan, is reasonable. For purposes of the immediately preceding sentence, preferred stock shall be treated as non-callable if, after the call, there will be a reasonable opportunity for a conversion that meets the requirements of the immediately preceding sentence.

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         Company Stock shall be held under the Trust only if such stock satisfies the requirements of Section 407(d)(5) of ERISA.

2.14     Compensation.
         ------------

         "Compensation" shall have the meaning described in the Allocations Of Contributions And Forfeitures article.

2.15     Contribution.
         ------------

         "Contribution" means the Company's Contribution or a Participant's Contribution as described in Contributions article.

2.16     Date Of Reemployment.
         --------------------

         Date of Reemployment means the date on which a former Employee first performs an Hour Of Service for the Employer after the Employee's reemployment.

2.17     Deemed Owned Shares.
         -------------------

         "Deemed Owned Shares" shall have the meaning described in the Prohibited Allocation Of Stock For S Corporations article.

2.18     Determination Date.
         ------------------

         "Determination Date" shall have the meaning described in the Top-Heavy article.

2.19     Disability.
         ----------

         "Disability" means total and permanent disability of a Participant, by reason of physical or mental illness, resulting in the inability to perform any gainful employment resulting in his Termination of Employment with the Company, and which is determined by the Social Security Administration to constitute total and permanent disability under the federal Social Security Act.

2.20     Direct Rollover.
         ---------------

         "Direct Rollover" shall have the meaning described in the Distributions article.

2.21     Distributee.
         -----------

         "Distributee" shall have the meaning described in the Distributions article.

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2.22     Disqualified Person.
         -------------------

         "Disqualified Person" shall have the meaning described in the Prohibited Allocation Of Stock For S Corporations article.

2.23     Eligible Employee.
         -----------------

         "Eligible Employee" means any Employee of the Company that is salaried, paid by the hour or on a commission.

         "Eligible Employee" shall not include Employees who are Leased Employees as defined in Code section 414(n).

         "Eligible Employee" shall not include independent contractors and each individual whom the Employer treats as if he or she were an independent contractor even if he or she might otherwise satisfy certain of the legal tests or criteria to be considered a common law employee of the Employer.

         "Eligible Employee" shall only include Employees who are age eighteen
         (18) or older.

2.24     Eligible Participant.
         --------------------

         "Eligible Participant" means:

         An Eligible Employee who is a Participant and is credited with one thousand (1,000) or more Hours of Service in the Plan Year and is an Eligible Employee on the last day of the Plan Year.

         A Participant who was an Eligible Employee and who Terminated Employment during the Plan Year due to death, Disability, reaching Normal Retirement Age, or any other reason, shall be an Eligible Participant only if he is credited with one thousand (1,000) or more Hours of Service in the year of such Termination of Employment and is an Eligible Employee on the last day of the Plan Year.

2.25     Eligible Retirement Plan.
         ------------------------

         "Eligible Retirement Plan" shall have the meaning described in the Distributions article.

2.26     Eligible Rollover Distribution.
         ------------------------------

         "Eligible Rollover Distribution" shall have the meaning described in the Distributions article.


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2.27     Eligibility Computation Period.
         ------------------------------

         "Eligibility Computation Period" means the twelve (12) consecutive month period beginning on the Employee's Employment Commencement Date, and each anniversary thereof.

2.28     Employee.
         --------

         "Employee" means an individual who is employed by the Company, including officers, any portion of whose income from the Company is subject to income tax withholding or for whom Social Security contributions are made by the Employer, as well as any other individual qualifying as a common law employee of the Company; provided, however, that "Employee" shall exclude directors not employed by the Company in any other capacity.

2.29     Employer.
         --------

         "Employer" means the Company which employs the Employee.

2.30     Employment Commencement Date.
         ----------------------------

         "Employment Commencement Date" means the date on which an Employee first performs an Hour of Service for the Company.

2.31     Entry Date.
         ----------

         "Entry Date" means the first day of the Plan Year on which an Eligible Employee enters the Plan pursuant to the Eligibility, Participation And Beneficiary Designation article.

2.32     ERISA.
         -----

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

2.33     Family Member.
         -------------

         "Family Member" shall have the meaning described in the Prohibited Allocation Of Stock For S Corporations article.

2.34     Forfeiture.
         ----------

         "Forfeiture" means a nonvested amount forfeited from an Employee's Account pursuant to the provisions of the Vesting Of Accounts article.

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2.35     Highly Compensated Employee.
         ---------------------------

         A "Highly Compensated Employee" for a Plan Year means a highly compensated active Employee and a highly compensated former Employee.

         A. A highly compensated active Employee for a Plan Year includes any Employee who performs service for the Employer during the Plan Year and who:

                  1. Was a Five Percent (5%) Owner (as defined in Code section 416(i)(1)) of the Employer at any time during the Plan Year or the prior Plan Year, or

                  2. For the prior Plan Year had compensation from the Employer in excess of one hundred thousand dollars ($100,000) (as adjusted pursuant to Code section 415(d)) and, if the Employer elects for such prior Plan Year, was in the Top-Paid Group of Employees for the prior Plan Year.

                           In determining who is a Highly Compensated Employee, an Employee is in the "Top-Paid Group" of Employees for any Plan Year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of compensation (as defined in Code section 414(q)(4)) paid during such year. For purposes of determining the number of Employees in the Top-Paid Group, the following Employees shall be excluded:

                           a. Employees who have not completed six (6) months of service;

                           b. Employees who normally work less than seventeen and one half (17-1/2) hours per week;

                           c. Employees who normally work during not more than six (6) months during any year;

                           d.       Employees who have not attained age
                                    twenty-one (21); and

                           e. Except to the extent provided in the Treasury Regulations, Employees who are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer.

         B. A highly compensated former Employee for a Plan Year includes any Employee who Terminated Employment (or was deemed to have

                  Terminated Employment) prior to such Plan Year, performs no services for the Employer during such Plan Year, and was a Highly Compensated Active Employee for either the Plan Year during which the Termination of Employment occurred (or was deemed to have occurred) or any Plan Year ending on or after the Employee's fifty-fifth (55th) birthday.

         C. The determination of who is a Highly Compensated Employee, including the determination of the number and identity of Employees in the Top-Paid Group and the compensation that is considered, will be made in accordance with Code section 414(q) and the regulations promulgated thereunder.

         D. The Employer has elected to exclude Employees in the "Top-Paid Group" of Employees from the definition of Highly Compensated Employee.

2.36     Hour Of Service.
         ---------------

         "Hour of Service" shall have the meaning described in the Service article.

2.37     Inactive Participant.
         --------------------

         "Inactive Participant" means a Participant who Terminated Employment or who ceases to be an Eligible Employee and who has not yet received a complete distribution of his Accounts from the Plan.

2.38     Key Employee.
         ------------

         "Key Employee" means any Employee or former Employee (including any deceased employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual compensation greater than one hundred forty thousand dollars ($140,000) (as adjusted under Code section 416(i)(1) for Plan Years beginning after December 31, 2002), a Five Percent (5%) Owner of the Employer, or a One Percent (1%) Owner of the Employer having annual compensation of more than two hundred twenty thousand dollars ($220,000). For this purpose, annual compensation means compensation within the meaning of Code section 415(c)(3). The determination of who is a Key Employee will be made in accordance with Code section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

         A Beneficiary of a Key Employee shall be considered to be a Key Employee. The Administrative Committee shall be guided by the provisions of applicable law, regulations and guidelines in determining Key Employees for any Plan Year and shall maintain records adequate to determine Key Employees for any Plan Year.

2.39     Leased Employee.
         ---------------

         "Leased Employee" means any person who is not an Employee of the Employer and who provides services to the Employer if:

         A. Such services are provided pursuant to an agreement between the Employer and the leasing organization;

         B. Such person has performed such services for the Employer or related persons on a substantially full-time basis for a period of at least one (1) year; and

         C. Such services are performed under primary direction or control by the Employer.

         "Leased Employee" shall not include a person who is covered under a money purchase pension plan maintained by the leasing organization that provides for:

         A. A nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Code section 415(c)(3);

         B. Immediate participation (except for employees who perform substantially all of their services for the leasing organization and except for an individual whose compensation from the leasing organization in each Plan Year during the four (4) year period ending with the Plan Year is less than one thousand dollars ($1,000); and

         C. Full and immediate vesting; but only if Leased Employees, determined without regard to this subparagraph do not constitute more than twenty percent (20%) of the Employer's "nonhighly compensated workforce" (as defined in Treasury Regulations section 1.414(n)-2(f)(3)(ii)).

2.40     Limitation Account.
         ------------------

         "Limitation Account" means an account maintained in accordance with the provisions of the Allocation Of Contributions And Forfeitures article.

2.41     Limitation Year.
         ---------------

         "Limitation Year" means the Plan Year.

2.42     Nonallocation Year.
         ------------------

         "Nonallocation Year" shall have the meaning described in the Prohibited Allocation Of Stock For S Corporations article.

2.43     Non-Key Employee.
         ----------------

         "Non-Key Employee" means any Employee or former Employee (and the Employee's Beneficiaries) who is not a Key Employee.

2.44     Normal Retirement Age.
         ---------------------

         Normal Retirement Age" means age sixty-five (65) or fifty-five (55) with ten (10) years of service.

2.45     Owner.
         -----

         "Owner" means any person who owns or has owned at any time during the Plan Year under consideration a portion of the outstanding stock or voting power of the Employer. The ownership percentage of a "Five Percent (5%) Owner" means greater than a five percent (5%) interest and means greater than a one percent (1%) interest for a "One Percent (1%) Owner."

2.46     Participant.
         -----------

         "Participant" means any Eligible Employee who has entered the Plan in accordance with the Eligibility, Participation And Beneficiary Designation article, and whose Account hereunder has not subsequently been liquidated and distributed.

2.47     Permissive Aggregation Group.
         ----------------------------

         "Permissive Aggregation Group" shall have the meaning described in the Top-Heavy article.

2.48     Plan.
         ----

         "Plan" means the Plan created by this Plan and Trust Document.

2.49     Plan Administrator.
         ------------------

         "Plan Administrator" means the Administrative Committee designated under the Administrative Committee article.

2.50     Plan And Trust Document.
         ------------------------

         "Plan and Trust Document" means this document and the associated trust agreement, if any.

2.51     Plan Year.
         ---------

         "Plan Year" means the accounting year of the Plan and Trust, which shall be the twelve (12) month period ending December 31.

2.52     Qualified Domestic Relations Order (QDRO).
         ----------------------------------------

         "Qualified Domestic Relations Order (QDRO) " shall have the meaning described in the Assignments article.

2.53     Qualified Participant.
         ---------------------

         "Qualified Participant" shall have the meaning described in the Investments article.

2.54     Qualified Election Period.
         -------------------------

         "Qualified Election Period" shall have the meaning described in the Investments article.

2.55     Required Aggregation Group.
         --------------------------

         "Required Aggregation Group" shall have the meaning described in the Top-Heavy article.

2.56     Service.
         -------

         "Service" shall have the meaning described in the Service article.

2.57     Termination Of Employment.
         -------------------------

         "Termination of Employment, " "Terminates" or "Terminates Employment" means the date on which an Employee ceases working for the Employer for any reason, including voluntary or involuntary discharge before or after reaching Normal Retirement Age, or due to death or Disability.

2.58     Top-Heavy Plan.
         --------------

         "Top-Heavy Plan" shall have the meaning described in the Top-Heavy article.

2.59     Trust.
         -----

         "Trust" means the legal entity created by this Plan and Trust Document as part of the Plan, and any associated trust agreement.

2.60     Trustee(s).
         ----------

         "Trustee(s)" means the Delaware Charter Guarantee and Trust Company conducting business as Principal Trust Company or any duly appointed successor(s), as provided in the Trustee(s) article.

2.61     Trust Fund.
         ----------

         "Trust Fund" means all property and income held by the Trustee(s) under this Plan and Trust Document. "General Trust Fund" means that portion of the Trust Fund other than assets representing shares of Company Stock. "Company Stock Fund" means that portion of the Trust Fund held as shares of Company Stock.

2.62     Valuation Date.
         --------------

         "Valuation Date" means the last day of each Plan Year, and such other date or dates as may be designated in the Administrative Committee's discretion pursuant to the Allocation Of Trust Income Or Loss article, for the revaluation of Participants' Accounts.

2.63     Vesting Computation Period.
         --------------------------

         A "Vesting Computation Period" means the Plan Year. Vesting Computation Periods shall be counted for vesting beginning with the Plan Year which includes the Employee's Employment Commencement Date and each subsequent Plan Year thereafter. To be credited with a Year of Service for vesting, the Employee must complete at least one thousand (1,000) Hours Of Service during a Plan Year.

         Service as set forth below with the following predecessor employer(s) shall be recognized for vesting: Six Rivers National Bank and Yolo Community Bank.

2.64     Year Of Service.
         ---------------

         "Year Of Service" means a Plan Year in which the Employee completes at least one thousand (1,000) Hours Of Service. Each Employee shall be credited with a Year Of Service for each computation period during which the Employee completes one thousand (1,000) Hours Of Service for purposes of eligibility, vesting and benefit accrual.

      ARTICLE III - ELIGIBILITY, PARTICIPATION AND BENEFICIARY DESIGNATION

3.1      Entry And Participation.
         -----------------------

         Each Eligible Employee shall become a Participant in the Plan as of the first day of the Plan Year following the Plan Year in which the Employee completes at least six (6) months of continuous service regardless of the number of Hours of Service performed, provided that the Employee is an Eligible Employee on the Entry Date.

         The Administrative Committee may adjust the Service requirement described in this article, above, as necessary, to make the Plan available to a newly-acquired Employee group, provided that the adjustment (1) is not more restrictive than the above requirement, and
         (2) does not discriminate in favor of Highly Compensated Employees.

3.2      Inactive Participant.
         --------------------

         Accounts of Inactive Participants shall share in allocations of Contributions and Forfeitures only to the extent provided in the Allocation Of Contributions And Forfeitures article. Inactive Participant's Accounts shall continue to be adjusted by amounts properly credited or debited to such Accounts pursuant to the Allocation Of Trust Income Or Loss article.

3.3      Reemployment.
         ------------

         A former Employee who is reemployed by the Company before incurring five (5) consecutive Breaks in Service who previously was a Participant in this Plan, shall again become a Participant as of the Date Of Reemployment as an Eligible Employee or, if later, as of the January 1 next following the date on which he satisfied such eligibility requirements.

         A former Employee who is reemployed by the Company before incurring five (5) Breaks in Service who had not satisfied the requirements to become a Participant in this Plan before his Termination of Employment, shall become a Participant pursuant to the Entry and Participation article, by completing six (6) months of Service following reemployment.

3.4      Administrative Committee Control.
         --------------------------------

         Compliance with these eligibility requirements shall be determined by the Administrative Committee. The Administrative Committee shall advise each Employee of his or her entry into the Plan as a Participant. The Administrative Committee shall also provide each Participant with a Summary Plan Description not later than the later of (i) one hundred twenty (120) days of the adoption of the Plan or (ii) ninety (90) days following the date the Participant enters the Plan. If the Plan is materially amended, the Administrative Committee must deliver a revised Summary Plan Description or Summary of Material Modifications to each Participant no later than 210 days after the end of the Plan Year in which the change is adopted.

3.5      Combination Of Plan.
         -------------------

         The Plan may not be combined with any other defined benefit or defined contribution plan, other than an ESOP in order to satisfy the non-discrimination rules set forth in Code section 401(a).

3.6      Integration.
         -----------

         The Plan may not be integrated with social security.

3.7      Omission Of Eligible Employee.
         -----------------------------

         If an Employee who should have been included as a Participant for a Plan Year was erroneously omitted and discovery of the omission is made after the contribution by the Employer is made and allocated and the forfeitures are allocated (if appropriate), the Employer may make an additional contribution on behalf of the omitted Employee in an amount equal to the sum of (i) the amount which the Employer would have contributed on the omitted Employee's behalf had the omitted Employee not been omitted plus (ii) the amount of the forfeitures that would have been allocated to the omitted Employee had the omitted Employee not been omitted.

3.8      Inclusion Of Ineligible Participant.
         -----------------------------------

         If any person is erroneously included as a Participant in the Plan and discovery of the erroneous inclusion is made after the contribution by the Employer is made and allocated and the forfeitures are allocated (if appropriate), the Employer may elect to treat the amount contributed on behalf of and the amount allocated to the ineligible person plus any earnings thereon as a forfeiture for the Plan Year in which the discovery is made and apply such amount in the manner specified in the Forfeitures paragraph, below.

3.9      Beneficiaries.
         -------------

         A. Each Participant shall have the right to designate, on forms provided by the Administrative Committee, a Beneficiary or Beneficiaries to receive the Participant's death benefits, and shall have the right, at any time, to revoke such designation or to substitute another such Beneficiary or Beneficiaries without the consent of any Beneficiary; provided, however, that a married Participant and spouse shall both designate any non-spouse Beneficiary or Beneficiaries, unless the spouse cannot be located or unless otherwise permitted by law. Any designation by a married Participant and spouse of a non-spouse Beneficiary must be made by the Participant in writing and be consented to in writing by the Participant's spouse. Such spouse's written consent must designate a Beneficiary who may not be changed without spousal consent (unless the spousal consent expressly permits designations by the Participant without any requirement of further spousal consent), acknowledge the effect of such election, and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Administrative Committee that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by Treasury regulations. The election made by the Participant and consented to by the Participant's spouse may be revoked by the Participant in writing without the consent of the spouse at any time prior to the Participant's death. Any new election must comply with the requirements of this subparagraph. A former spouse's waiver shall not be binding on a new spouse.

         B. If, upon the death of a Participant or Beneficiary, there is no valid designation of Beneficiary on file, the Administrative Committee shall designate as the Beneficiary, in order of priority:

                  1.       The surviving spouse;

                  2. The surviving children, including adopted children, in equal shares, or their issue by right of representation;

                  3.       Surviving parents, in equal shares; or

                  4.       The Participant's heirs at law.

         C. If the Employee has designated the Employee's spouse as the Employee's Beneficiary under this Agreement, such designation shall be deemed to have been revoked in the event of a judgment, decree, order, or approval of a settlement agreement, issued either (i) by a court of competent jurisdiction or (ii) through an administrative process established under state law and that has the force and effect of law under applicable state law, that dissolves such marriage, unless the Employee designates the Employee's ex-spouse as the Employee's Beneficiary by a new designation after the entry of such judgment, decree, order or approval of a settlement agreement.

                           ARTICLE IV - CONTRIBUTIONS

4.1      Company Contributions.
         ---------------------

         A. The Company shall make a discretionary Contribution to the Trust in such amount as is determined by its Board of Directors, to be credited to Plan Accounts as of the last day of each Plan Year.

         B. Company Contributions to all Accounts in the ESOP shall not exceed an amount which is estimated to constitute an allowable deduction under Code section 404(a), except as provided in this article. Any Company Contribution in excess of the allowable deduction limit under Code section 404(a) may be held in the Plan and carried over to the succeeding tax year and will apply towards the Code section 404(a) deduction limit for the succeeding tax year. The Company Contribution shall be reduced, if necessary, by any amount which could not be allocated to the Account of any Participant of the Company in the preceding year due to the limitations regarding Annual Additions, described in the Allocation Of Contributions And Forfeitures article. Company Contributions shall be paid to the Trustee(s) on or prior to the last day for filing the Company's federal income tax return for such year, including any extensions of time granted for such filing. Contributions shall be made in cash or shares of Company Stock. Contributions of shares of Company Stock shall be valued at their fair market value, as described in the Allocation Of Trust Income Or Loss article, as of the last day of the Plan Year, for which they are contributed.

         C. Except as provided below and as otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any Trust Fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries; provided, however:

                  1. In the case of a contribution which is made by an Employer by a mistake of fact, the Trustee(s) may return such contribution to the Employer within one
                           (1) year after the payment of the contribution.

                  2. All contributions to the Plan are conditioned upon deductibility of the contribution under Code section
                           404. To the extent that the deduction is disallowed, the Trustee(s) shall return to the Employer such contribution, to the extent disallowed, within one
                           (1) year after the disallowance of the deduction.

                  3. Upon termination of the Plan, if there is any balance remaining in the Trust after the satisfaction of all liabilities to the Participants and their Beneficiaries, the Trustee(s) shall return said balance to the Employer.

4.2      Participants' Optional Investment Contributions.
         -----------------------------------------------

         Participants shall not be entitled to make Contributions to the Trust. Rollovers shall not be accepted from any plans.

            ARTICLE V - ALLOCATION OF CONTRIBUTIONS AND FORFEITURES

5.1      Allocation To Accounts.
         ----------------------

         A. Company Contributions, Forfeitures and amounts in Limitation Accounts for any Plan Year shall be allocated as of the last day of such Plan Year to the Account of each Eligible Participant, as more particularly described below in this article, in the ratio that such Eligible Participant's Compensation for such Plan Year, bears to the aggregate Compensation of all Participants.

         B. The General Account of each Eligible Participant shall be credited as of the last day of each Plan Year with its share of the Company's cash Contributions for such Plan Year and Forfeitures from General Accounts for such Plan Year. The General Account shall be debited for any payments on purchases of Company Stock or for repayments of debt (including principal and interest) incurred for the purchase of Company Stock for such Plan Year.

         C. The Company Stock Account of each Participant shall be credited with the proportionate share of Company Stock (including fractional shares) purchased and paid for by the Trust or contributed in kind by the Company for such Plan Year (except for shares held as part of a Suspense Account) and with the proportionate share of any Forfeitures of Company Stock for such Plan Year, as of the last day of each Plan Year.

         D. In the event of a purchase of Company Stock with an exempt loan, such Company Stock shall be credited to a Suspense Account and shall be released and allocated to Participants' Company Stock Accounts only to the extent the related debt has been paid by the Trustee(s). The number of shares to be released from the Suspense Account and allocated to Participants' Company Stock Accounts as of any Valuation Date shall be determined by multiplying the total number of shares remaining in the Suspense Account by a fraction, the numerator of which is the total amount of all payments made during such year (including either principal alone or principal and interest, as consistently applied in accordance with applicable regulations, and as appropriate to the terms of any debt obligation incurred under the Plan) and the denominator of which is the sum of the numerator plus the principal and interest (as consistently applied in accordance with applicable regulations and as appropriate to the terms of any debt obligation incurred under the Plan) for all future years of the loan. The Administrative Committee shall maintain adequate records of the aggregate cost basis of Company Stock allocated to such Participant's Company Stock Account. In the event more than one (1) class of Company Stock is purchased with an exempt loan, shares of different classes shall be released from encumbrance in equal percentages.

         E. "Compensation" for any Plan Year means all amounts paid by the Company to an Eligible Employee during the Plan Year with respect to services rendered during such year, to the extent deducted by the Company for such year for federal income tax purposes, but excluding severance payments, car allowances, Employer discretionary contributions or benefits to or under this Plan or any pension or profit sharing plan, group insurance or employee welfare plan now or hereafter adopted, but including amounts deferred or contributed by an Employee to any 401(k), CODA or Code section 125 plan maintained by the Employer and elective amounts that are not includible in the gross income of the Participant by reason of Code section 132(f)(4).

                  The annual Compensation of each Employee taken into account under the Plan shall not exceed two hundred twenty thousand dollars ($220,000) (as adjusted for cost of living increases in accordance with Code section 401(a)(17)(B)). The cost-of-living adjustment in effect for a calendar year applies to any determination period beginning in such calendar year. If a determination period consists of fewer than twelve
                  (12) months, the annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12).

                  For all Plan Years, any reference in this Plan to the limitation under Code section 401(a)(17) means the annual compensation limit described in this article.

                  If Compensation for any prior determination period is taken into account in determining a Participant's allocations for the current Plan Year, the Compensation for such prior determination period is subject to the applicable annual compensation limit in effect for that prior period.

         F. Dividends on Company Stock held in a Participant's Account shall be allocated to that Participant's General Account or Company Stock Account in cash or in shares of Company Stock, quarterly or as of such other dates as determined by the Committee. Cash dividends on unallocated shares of Company Stock used to make payments on an exempt loan shall be allocated in accordance with the provisions of the Allocation To Accounts article and by relative prior Account balances and then applied to make payments on exempt loan. Cash dividends attributable to unallocated shares of Company Stock (not used to make payments on an exempt loan), including Company Stock acquired with an exempt loan and held in a Suspense Account, shall be allocated among all General Accounts in the General Trust Fund. A minimum of Company Stock with a fair market value equal to the amount of cash dividends paid on allocated shares of Company Stock used to make payments on an exempt loan shall be allocated to Participant's Accounts. Any dividends may, in the sole discretion of the Administrative Committee, be distributed to the Participants or used to repay any exempt loan properly obtained to acquire Company Stock.

                  1. For any year for which the Company has elected to be treated as an S Corporation for federal income tax purposes under the Code, S Corporation distributions on Company Stock held in a Participant's Account shall be allocated to that Participant's General Account or Company Stock Account in cash or in shares of Company Stock in proportion to the shares in the Participant's Company Stock Account on which such distributions were paid. Cash distributions on unallocated shares of Company Stock used to make payments on an exempt loan shall be allocated in accordance with the Allocation To Accounts article by relative prior Company Stock Account balances and then applied to make payments on the exempt loan. Shares released from the Suspense Account due to the payment of such cash against the exempt loan shall be allocated to the Company Stock Accounts in proportion the prior balances in the Company Stock Accounts. Cash distributions attributable to unallocated shares of Company Stock not used to make payments on an exempt loan, including Company Stock acquired with an exempt loan and held in a Suspense Account, shall be allocated among all General Accounts in the General Trust Fund. Any distributions may, in the sole discretion of the Trustee(s), be retained and invested in the Trust Fund (in Company Stock or other investments), or used to acquire additional shares of Company Stock, from the Company or from any other person, including a party in interest, to the extent in accordance with the terms of this Plan and ERISA, generally, or used to repay any exempt loan properly obtained to acquire Company Stock, in accordance with the Treasury Regulations under Code section 4975.

                  2. For purposes of all computations required by this article, the accrual method of accounting shall be used to value the Trust Fund and the assets thereof at their fair market value as of each Valuation Date. Company Stock shall be accounted for as provided in Treasury Regulation section 1.402(a)-1(b)(2)(ii), as amended, or any regulation or statute of similar import. A stock split of the securities held by the Plan, shall not be considered income or appreciation of the Trust Fund. All stock splits shall be recorded on the books of the Trust and shall adjust the number of securities held in any account of the Plan effective on the legal effective date of the stock split as determined by the issuer.

                  3. From time to time, the Administrative Committee may modify the accounting procedures for the purposes of achieving equitable and nondiscriminatory allocations among the accounts of Participants in accordance with the general concepts of the Plan, the provisions of this Article V and the requirements of the Code and ERISA.

5.2      Reduction For Other Pension Plan Contributions.
         ----------------------------------------------

         If during a Plan Year, an Eligible Participant in this Plan has made any elective deferrals to a cash or deferred arrangement maintained by the Company for such year, the amount otherwise allocable in such year to such Participant's Account in accordance with the Allocation To Accounts article shall be reduced pursuant to the Allocation Limitation-More Than One (1) Defined Contribution Plan article, below; and the aggregate for such year of any such reductions in allocations to such Participants shall be reallocated to the Accounts of all Eligible Participants for such year, including those whose allocations were reduced, pursuant to the Allocation to Accounts article; provided that any Participant whose allocation was reduced shall not share in the reallocations if the reduction under this article was greater than the total amount that would otherwise have been allocable to such Participant under the Allocation to Accounts article.

5.3      Limitations On Contributions - Annual Addition.
         ----------------------------------------------

         A. Except to the extent otherwise permitted in the Restoration Procedures article and for catch-up contributions under EGTRRA section 631 and Code section 414(v), if applicable, the Annual Addition to a Participant's Account for any Limitation Year when aggregated with all contributions to all Plans maintained by the Employer shall not exceed the lesser of:

                  1. Forty thousand dollars ($40,000) (as adjusted for increases in the cost-of-living under Code section 415(d)), or

                  2. One hundred percent (100%) of the Participant's Compensation, within the meaning of Code section 415(c)(3), for the Limitation Year.

                  The Compensation limit referred to in 2, above, shall not apply to any contribution for medical benefits after Separation From Service (within the meaning of Code section 401(h) or section 419A(fl(2)), which is otherwise treated as an Annual Addition.

         B. "Annual Addition" means the sum of Employer contributions, voluntary Employee contributions and forfeitures allocated to the Accounts of a Participant under this Plan and any other defined contribution plan of the Employer for the Limitation Year to which the allocation pertains (whether or not allocated in such year). If Company Stock has been acquired with an exempt loan, Annual Additions under Code section 415(c) may be calculated under either of two methods:

                  1. The amount of the employer contributions to the ESOP used to repay a loan, or

                  2. The value of the employer securities allocated to participants if that amount is less than the amount determined using employer contributions.

                  If the Annual Additions are calculated with respect to employer contributions, appreciation in the he stock's value from the time it entered the suspense account will not be counted for Code section 415 purposes pursuant to Regs. 54.4975-1 11(a)(8)(ii) and 54.4975-7(b)(8)(iii). If the
                  Company Stock is not acquired with an exempt loan, the fair market value of the Company Stock is treated as an Annual Addition.

                  In any year for which the Company has not elected to be treated as an S Corporation for federal income tax purposes under the Code, if no more than one-third (1/3) of the Company Contribution for such year is allocated pursuant to the Allocation To Accounts article to Highly Compensated Employees.

                  Annual Addition shall not include:


                  1. Forfeitures of shares of Company Stock acquired with the proceeds of a loan; or

                  2. Company Contributions used in repayment of interest on such a loan and debited against such Participant's Account.

         C. In the event that, as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation or other limited facts and circumstances which the Internal Revenue Service finds to be applicable, an amount which would otherwise be allocated would result in the Annual Addition limitation being exceeded with respect to any Participant, the excess amount shall be eliminated:

                  1. First, by reallocating any remaining excess among the Accounts of all other Eligible Participants for the Plan Year pursuant to the Allocation To Accounts article; provided, however, that the Annual Addition has not already been exceeded for all Eligible Participants; and

                  2. Second, in the event that such a reallocation would cause the Annual Addition limit to exceed with respect to any other Eligible Participant, the excess amount remaining after the reallocation required by 1, above, shall be held unallocated in a Limitation Account and shall be reallocated to all Eligible Participants pursuant to the Allocation To Accounts article as of the last day of the next succeeding Plan Year. Amounts so held in Limitation Accounts must be allocated to Participants' Accounts before Company Contributions which would be applicable to the Annual Addition are credited to Accounts in succeeding years.

5.4      Restoration Procedures.
         ----------------------

         A. In the event that a Participant's Account was improperly excluded in any Plan Year from an allocation of Company Contributions and Forfeitures pursuant to the Allocation To Accounts article, such Participant's Account shall be restored to its correct status in the amount as follows:

                  1. First, an amount which is computed on the same basis as was the allocation of Company Contributions and Forfeitures which were properly allocated to Eligible Participants under the Allocation To Accounts article in each year for which restoration is necessary; and

                  2. Second, an amount of Trust Fund income, gain or loss which is computed on the same basis as was the allocation of Trust Fund income, gain or loss which was properly allocated to Participants' Accounts under the Allocation At Valuation Date article in each year for which restoration is necessary.

         B. The Company may contribute an amount which is necessary to fully restore the Account of each of its improperly excluded Participants. No Company Contributions and Forfeitures shall be allocated pursuant to the Allocation to Accounts article to the Account of any Participant until the Account of each of its improperly excluded Participants has been fully restored.

5.5      Prohibited Allocations Of Stock.
         -------------------------------

         If any party sells Company Stock to this Plan (Seller) in any year during which the Company has not elected to be an S Corporation for federal income tax purposes under the Code, and following such sale at least thirty percent (30%) of the total value of the Employer securities (within the meaning of Code section 409(l)) outstanding as of the date of such sale is owned by this Plan then such Seller, as well as any Participant who is a family member of such Seller and any Participant who owns more than twenty-five percent (25%) in value of any class of outstanding Employer securities (within the meaning of Code section 409(l)) shall not be considered an Eligible Participant for purposes of the allocation of such shares sold by such Seller unless such Seller files a written certification with the Administrative Committee that such Seller will not be electing the nonrecognition of gain provisions of Code section 1042 to the proceeds of such sale.

5.6      Allocation Limitation - More Than One (1) Defined Contribution Plan.
         -------------------------------------------------------------------

         A. If the Employer contributes to more than one (1) defined contribution plan and as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of elective deferrals under section 402(g)(3) or other limited facts and circumstances which the Internal Revenue Service finds to be applicable, an amount which would otherwise be allocated would result in the Annual Addition limitation being exceeded with respect to any Participant, the excess amount shall be eliminated as follows:

                  1. Any nondeductible Employee voluntary contributions under any other defined contribution plan, to the extent they would reduce the excess amount will be returned to the Participant.

                  2. Any unmatched Employee salary deferrals under a cash or deferred arrangement within the meaning of Code section 401(k), to the extent they would reduce the excess amount will be returned to the Participant. To the extent necessary to further reduce the excess amount, all salary deferrals under a cash or deferred arrangement within the meaning of Code section 401(k), whether or not there was a corresponding matching contribution, will be returned to the Participant.

                  3. If the sum of the Annual Additions to a Participant's Accounts, in all plans, considered as one (1), would exceed said limitations, and in the event that the return to a Participant of the Participant's contributions under the preceding paragraphs should still fail to alleviate such excess amount, then the amount of such excess shall be reallocated in the profit sharing plan of the Employer then in the defined contribution pension plan (or if more than one (1) defined contribution pension plan, in the order selected by the Company).

         B. The otherwise permissible Annual Additions for any Participant under this Plan may also be further reduced to the extent necessary as determined by the Company, to prevent disqualification of benefits payable to Participants who also may be participating in another tax-qualified pension, profit sharing, savings or stock bonus plan of the Employer. The Employer shall advise affected Participants of any additional limits on their Annual Additions required by the foregoing.

         C. Any excess amounts attributed to this Plan shall be held in the Limitation Account and reallocated in the next Limitation Year to all of the Participants in the Plan. The excess amounts must be used to reduce Employer Contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for all of the Participants in the Plan, such excess amounts may not be distributed to Participants or former Participants.

5.7      Prohibited Allocation Of Stock For S Corporations.
         -------------------------------------------------

         A. No Company Stock of an S corporation may be allocated under this Plan during a Nonallocation Year for the benefit of a Disqualified Person.

                  No Company Stock of an S corporation may be allocated under this Plan to a Participant if such allocation would cause such Participant to become a Disqualified Person and such event would cause the occurrence of a Nonallocation Year.

                  No Company stock of an S corporation may be allocated under this Plan to a Participant if such allocation would cause such Participant to become a Disqualified Person or if such allocation to a Participant who already is a Disqualified Person would cause the occurrence of a Nonallocation Year.

         B. The following rules apply for purposes of this Prohibited Allocation Of Stock For S Corporations article:

                  1. A "Nonallocation Year" means any Plan Year during which, at any time during such Plan Year:

                           a. The Plan holds Company Stock in an S Corporation; and


                           b. Disqualified Persons own at least fifty percent (50%) of the number of shares of stock in the S Corporation.

                  2. The rules of Code section 318(a) apply for purposes of determining the fifty percent (50%) ownership prohibition by Disqualified Persons causing a Nonallocation Year to occur under this article, except that:

                           a. The members of a Participant's family will also include Family Members defined below;

                           b. A Participant will not be considered as owning an option to acquire stock and the rules of Code section 318(a)(4) do not apply; and

                           c. A Participant will be treated as owning Deemed-Owned Shares regardless of the trust exception in Code section 318(a)(2)(B)(i).

                  3. Synthetic Equity shall be counted as outstanding stock of the Company in accordance with the requirements of Code section 409(p)(5) and the Treasury Regulations, if any, when determining if a Plan Year is a Nonallocation Year. If a Nonallocation Year results without counting Synthetic Equity, then Synthetic Equity will not be counted if it would result in a Plan Year not being a Nonallocation Year.

                  4.       "Disqualified Person" means any Participant if:


                           a. The aggregate of Deemed-Owned shares of such Participant and his Family Members is at least twenty percent (20%) of the number of Deemed-Owned Shares of stock in the S Corporation; or

                           b. In the case of a Participant not described in the preceding paragraph, the number of Deemed-Owned shares of such Participant is at least ten percent (10%) of the number of Deemed-Owned Shares of stock in the S Corporation; or

                           c. He is a Family Member of a Disqualified Person under paragraph a, has Deemed-Owned Shares and is not otherwise treated as a Disqualified Person under paragraph 4a, above.

                  5.       "Deemed-Owned Shares" means with respect to any
                           Participant:

                           a. The Company Stock in the S Corporation allocated to a Participant under the Plan; and

                           b. A Participant's shares of the stock in the S Corporation that is held by the Plan, but not allocated under the Plan to Participants. A Participant's share of unallocated S Corporation stock is the amount of unallocated stock that would be allocated to such Participant if the unallocated stock were allocated to all Participants in the same proportion as the most recent stock allocation under the Plan; and

                           c. Synthetic Equity, which shall be counted as Deemed-Owned Shares of the Participant in accordance with the requirements of Code section 409(p)(5) and the Treasury
                                    Regulations.

                  6.       "Family Member" means with respect to any
                           Participant:

                           a. The Participant's spouse, except if they are legally separated under a decree of divorce or separate maintenance;

                           b. An ancestor or lineal descendant of the Participant or his spouse;

                           c. A brother or sister of the Participant or his spouse and any lineal descendant of such brother or sister; or

                           d. The spouse of any individual described in paragraphs b or c above.

                  7. "Synthetic Equity" means any stock option, warrant, restricted stock, deferred issuance stock right or similar interest or right that gives the holder the right to acquire or receive stock of the S Corporation in the future. Except to the extent provided in the Treasury Regulations, Synthetic Equity also includes a stock appreciation right, phantom stock unit, or similar right to a future cash payment based on the value of such stock or appreciation in such value. In addition, under the temporary and proposed Treasury Regulations, nonqualified deferred compensation and rights to acquire interest in certain related entities are also considered synthetic equity.

                        ARTICLE VI - VESTING OF ACCOUNTS

6.1      Accelerated Vesting.
         -------------------

         The value of a Participant's Account shall become fully vested when the Participant attains his Normal Retirement Age or upon his Termination of Employment by reason of death or Disability.

6.2      Regular Vesting.
         ---------------

         Except as otherwise provided in this article, for Plan Year ending on or before December 31, 2006, a Participant's Account shall become vested in accordance with the following schedule:

                    ====================================
                       Years of               Vested
                       Service              Percentage
                    ------------------------------------
                      Less than 3                0%
                    ------------------------------------
                          3                     20%
                    ------------------------------------
                          4                     40%
                    ------------------------------------
                          5                     60%
                    ------------------------------------
                          6                     80%
                    ------------------------------------
                       7 or more               100%
                    ====================================

         Except as otherwise set forth in this article, for Plan Years beginning on or after January 1, 2007, a Participant's Account shall become vested in accordance with the following schedule:

                    ====================================
                       Years of               Vested
                       Service              Percentage
                    ------------------------------------
                      Less than 2                0%
                    ------------------------------------
                          2                     20%
                    ------------------------------------
                          3                     40%
                    ------------------------------------
                          4                     60%
                    ------------------------------------
                          5                     80%
                    ------------------------------------
                       6 or more               100%
                    ====================================

6.3      Years Of Service.
         ----------------

         A. An Employee shall be credited with Years Of Service as follows:

                  1. An Employee shall be credited with one (1) Year of Service for each Vesting Computation Period in which an Employee performs one thousand (1,000) Hours of Service.

                  2. An Employee who is absent from work for maternity or paternity leave shall be credited for purposes of this article with Service as described in the Service article from the date she was first absent from work to the earlier of the anniversary of that date or the date she again performs an Hour of Service for the Company.

                  3. If an Employee Terminates Employment prior to his earning any vested percentage, once the Participant has incurred five (5) consecutive Breaks in Service, his Service prior to such Separation From Service shall be disregarded for vesting purposes in the event of a return to Service.

                  4. In the case of an Employee who incurs a Break in Service followed by a return to Service, Service prior to the Break in Service shall be excluded for purposes of vesting in the Account established after he has returned to Service until he has completed the requirements of the Entry and Participation article subsequent to his return to Service.

                  5. In the case of an Employee who has five (5) consecutive Breaks in Service followed by a return to Service, all Years of Service after such break in Service shall be disregarded for purposes of determining the vested percentage of the Participant's Company Account attributable to allocations made for Plan Years prior to such break in Service.

                  6. For Employees who were employed by Yolo Community Bank on September 1, 2004, Hours of Service shall include each Hour of Service that an Employee performed for Yolo Community Bank before August 31, 2004, the date that Yolo Community Bank became an Affiliated Employer. Notwithstanding the foregoing, as specified in other sections of the Plan, Employees of Yolo Community Bank on September 1, 2004, received credit for Service with respect to employment with Yolo Community Bank for periods of employment before Yolo Community Bank became an Affiliated Employer, or on about August 31, 2004.

                  7. For Employees who were employed by Yolo Community Bank on September 1, 2004, Years of Service shall also include the number of calendar years beginning after December 31, 2002 in which the Participant was credited with at least one thousand (1,000) Hours of Service with Yolo Community Bank if such Participant became an Employee of the Employer by reason of the merger of Yolo Community Bank into a wholly-owned subsidiary of Bancorp on or about August 31, 2004 (Merger). For the 2004 calendar year, service with

                           Yolo Community Bank, both before and after the Merger, will be counted for purposes of determining Years of Service.

                  8. For Employees who were employed by Six Rivers National Bank on October 11, 2000, Hours of Service and Years of Service while an employee of Six Rivers National Bank shall be counted.

6.4      Forfeitures.
         -----------

         The forfeiture of that portion of a Participant's Account in which the Participant is not vested shall occur on the earlier of:

         A. The last day of the Plan Year next following, or coincident with, the distribution of the entire Vested portion of the Participant's Account; or

         B. The last day of the Plan Year in which the Participant incurs five (5) consecutive one (1) year Breaks In Service.

         If the Participant had no Vested Account at the time of the Participant's Termination Of Employment, the preceding sentence shall apply as if a distribution of the Participant's Account occurred on the date of the Participant's Termination Of Employment. If the Participant has been reemployed prior to the time of forfeiture, no forfeiture shall occur.

         A. If a distribution was made to the Participant of less than his entire vested interest, his Account which contains any undistributed vested amount shall be recredited as of his reemployment date if he repays the full amount of the prior distribution before the date on which he would otherwise have incurred five (5) consecutive Breaks in Service. If the Participant does not fully repay the prior distribution within such period, only that portion of his Account determined as follows (and including both his restored Participant suspense account and any undistributed vested interest) shall be recredited on that date:

                          Recredited Amount = AB(UV/V)

                  For purposes of applying this formula, AB is the total Account balance at the Participant's date of Separation From Service, UV is the undistributed vested interest and V is the amount of the vested Account balance at the Participant's date of Separation From Service.

         B. If the former Participant has not received a complete distribution of his vested interest (by election, or otherwise), the unvested amount of his Account shall be held in a Participant suspense account until he incurs five (5) consecutive Breaks in Service. Such amounts shall then be forfeited and allocated as of the next Valuation Date in the manner provided in the Allocation To Accounts article.

         C. Participant suspense accounts shall share in the allocation of Trust income or loss on every Valuation Date unless forfeited on or prior to such date.

         D. Forfeitures which are allocable as of a given Valuation Date shall be added to the Company's discretionary Contribution for such year and allocated as of such date to the Accounts of then Eligible Participants as provided in Allocations To Account article.

         E. If a portion of a Participant's Account is forfeited, Qualifying Employer Securities allocated under the Allocation Of Contributions And Forfeitures article must be forfeited only after other assets. If interests in more than one (1) class of Qualifying Employer Securities have been allocated to a Participant's Account, the Participant must be treated as forfeiting the same proportion of each such class. If a distribution of Qualifying Employer Securities is made from a Participant's Account, the Participant will receive a proportional distribution of each such class of Qualifying Employer Securities.

         F. If a former Participant who has suffered a forfeiture in accordance with the preceding paragraph is reemployed as an Employee by the Company and repays to the Plan all money distributed from his Account prior to the date he would otherwise have incurred five (5) consecutive Breaks in Service, any amounts so forfeited (unadjusted for any increase or decrease in the value of Trust assets subsequent to the Valuation Date on which the forfeiture occurred) shall be reinstated to the Participant's Account within a reasonable time after such repayment. Such reinstatement shall be made from Forfeitures of Participants occurring during the Plan Year in which such reinstatement occurs to the extent such Forfeitures are attributable to Contributions by the same Company and earnings on such Contributions; provided, however, if such Forfeitures are not sufficient to provide such reinstatement, the reinstatement shall be made from the current year's Contribution by the Company to the Plan. A former Participant who was deemed cashed out due to having a zero (0) nonforfeitable portion of his Account will be restored in his Account balance if reemployed prior to the date he would have incurred five (5) consecutive Breaks in Service.

6.5      Divestment.
         ----------

         Except as provided under the Forfeitures article, the Reduction For Other Pension Plan Contributions article and the Alienation And QDROs article a Participant's vested rights shall not be subject to divestment for any reason.

6.6      Absence Of Participant.
         -----------------------

         If, according to the records of the Plan, all or a portion of a Participant's vested Account becomes payable under the Distributions article, and the Participant or his Beneficiary has not made a claim for benefits, and the Administrative Committee, after a reasonable search, cannot locate the Participant or his Beneficiary, the vested Account shall be forfeited and reallocated in accordance with the Allocation To Accounts article on the day the Participant incurs a Break in Service, or such later date as the Administrative Committee may determine. If the Participant or his Beneficiary subsequently presents a valid claim for benefits to the Administrative Committee, the Administrative Committee will reinstate the amount of the vested Account balance that had been forfeited, unadjusted by any gains or losses attributable to such amount.

6.7      No Reduction In Vesting.
         -----------------------

         An individual who was a Participant immediately preceding the effective date of any subsequent amendment to this Plan and Trust Document or a Participant in a predecessor plan by merger, shall have the choice of having his vested percentage in such plan's or former plan's Account balance determined by the terms of such plan immediately prior to such amendment or merger if such provisions would provide a greater vested percentage at any relevant time in such Account balance.

6.8      Amendments To Vesting Schedule.
         ------------------------------

         A.       Election Of Prior Vesting Schedule.
                  ----------------------------------

                  If the Plan's vesting schedule is amended or if the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a Top-Heavy Plan vesting schedule, each Participant with at least three (3) Years Of Service with the Employer may elect within a reasonable period (described in the Election Period paragraph, below) after the adoption of the amendment or change, to have such Participant's nonforfeitable percentage computed under the Plan without regard to such amendment or change.

         B.      Election Period.
                 ---------------

                  The election period shall begin when the Plan amendment is adopted, and end on the latest of the following dates:

                  1. The date which is sixty (60) days after the date on which the Plan amendment is adopted;

                  2. The date which is sixty (60) days after the Plan amendment becomes effective; or

                  3. The date which is sixty (60) days after the day on which the Participant is issued written notice of the Plan amendment by the Employer or the Plan Administrator.

         C.       Service Requirements.
                  --------------------

                  A Participant shall be considered to have completed three (3) Years Of Service if the Participant has completed three (3) Years Of Service prior to the expiration of the election period.

         D.       Election Only By Participant.
                  ----------------------------

                  The election is available only to an individual who is a Participant in the Plan at the time the election is made.

         E.       Irrevocable Election.
                  ---------------------

                  Such election shall be irrevocable.

         F.       No Effect On Vested Rights.
                  --------------------------

                  Such amendment shall not reduce the Vested percentage of a Participant's Account under the preamendment vesting schedule as of the later of the date on which such amendment is adopted or the effective date of such amendment.

                       ARTICLE VII - TOP-HEAVY PLAN RULES

7.1      Special Definitions.
         -------------------

         For purposes of this article, the following definitions shall apply:

         A.       "Affiliated Employer" means with respect to an Employer:

                  1. Any corporation which is a member of a controlled group of corporations (as defined in Code section 414(b)) which includes the Employer;

                  2. Any trade or business (whether or not incorporated) which is under common control (as defined in Code section 414(c)) with the Employer;

                  3. Any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code section 414(m)) which includes the Employer; and

                  4. Any other entity required to be aggregated with the Employer pursuant to the Treasury regulations under Code section 414(o).

         B. "Required Aggregation Group" means each qualified plan of the Employer in which at least one (1) Key Employee is a participant, in the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years, and each other plan of the Employer which enables any plan of the Employer in which a Key Employee is a participant to meet the requirements of either Code section 401(a)(4) or Code section
                  410. A terminated qualified plan shall be aggregated with other plans of the Employer if the terminated plan was maintained within the last five (5) years ending on the Determination Date and would, but for the fact that it terminated, be part of a Required Aggregation Group.

         C. "Permissive Aggregation Group" means the Required Aggregation Group and any plan of the Employer which is not in the Required Aggregation Group but which the Employer elects as included in the Required Aggregation Group; provided, however, that the resulting group, taken as a whole, would continue to meet the requirements of both Code section 401(a)(4) and Code section 410.

         D. "Determination Date" with respect to any Plan Year means the last day of the preceding Plan Year; provided that in the case of the first Plan Year of the Plan, the term shall mean the last day of the first Plan Year. If the Company maintains two
                  (2) or more qualified plans which have different Plan Years and which must be either aggregated or are allowed to be aggregated when determining top-heaviness pursuant to this Plan, the Determination Date to be used for this Plan for aggregation purposes shall be the Determination Dates of all such other plans required or permitted to be aggregated.

         E.       Top-Heavy Plan.
                  --------------

                  "Top-Heavy Plan" means the Plan for a Plan Year if, as of the Determination Date, the aggregate of the Accounts of Key Employees exceeds sixty percent (60%) of the aggregate of the Accounts of all Employees under this Plan and any Plan of an Aggregation Group.

7.2      Top-Heavy Status.
         ----------------

         A determination shall be made each Plan Year as to whether the Plan is a Top-Heavy Plan for such Plan Year as follows:

         A. The Plan shall be a Top-Heavy Plan for any Plan Year if, as of the Determination Date, the aggregate of the accounts of the Key Employees under this Plan and any plan of an Aggregation Group, exceeds sixty percent (60%) of the aggregate of the accounts of all Employees under this Plan and any Plan of an Aggregation Group.

         B. In the case of a Required Aggregation Group, each plan in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top Heavy group; no plan in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is not a Top Heavy group.

         C. In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top Heavy group; no plan in the Permissive Aggregation Group will be considered Top-Heavy if the Permissive Aggregation Group is not a Top Heavy group.

         If the Plan is adopted by more than one Employer and the adopting Employers are not all Affiliated Employers, then in accordance with Treasury regulations section 1.416-1, Question and Answer G-2, the top-heavy plan requirements of Code section 416 and this Top-Heavy Plan Rules article shall be applied with respect to each individual Employer (or a group of Employers that are treated as a single Employer pursuant to Code section 414(b), 414(c), 414(m), or 414(o)).

7.3      Benefits Taken Into Account.
         ---------------------------

         For purposes of determining Accounts under this article, the present value of the accrued benefits and the amounts of Account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with this Plan under Code section 416(g)(2) during the one (1) year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code section 416(g)(2). In the case of a distribution made for a reason other than Termination of Employment, death or Disability, this provision shall be applied by substituting five (5) year period for one (1) year period. The accrued benefits and Accounts of any individual who has not performed services for the Employer during the one (1) year period ending on the Determination Date shall not be taken into account.

7.4      Top-Heavy Plan Contribution Limitation.
         --------------------------------------

         For any Plan Year during which the Plan is a Top-Heavy Plan, a contribution, as determined under this article, shall be made on behalf of each Eligible Participant who is not a Key Employee who is employed on the last day of the Plan Year, regardless of whether such Employee has less than one thousand (1,000) Hours of Service, and shall not be less than the lesser of:

         A. Three percent (3%) of the total compensation paid or accrued to such Employee as stated on such Employee's W-2 for the Plan Year; or

         B. The highest percentage of total compensation (as defined in the Allocation Of Contributions And Forfeitures article, as limited by Code section 401(a)(17), or such other amount as may be established by the Treasury Regulations under Code section 415(d)) allocated during the Plan Year on behalf of any Key Employee in the aggregate:

                  1. To his Company Stock Account and General Account under this Plan; and

                  2. To his Company account under all other defined contribution plans to the extent required by applicable law and regulations; maintained by the Company in which a Key Employee is a participant.

         C. The minimum benefit requirement of an Employer contribution consisting of three percent (3%) of compensation shall be met by Contributions to this Plan.

         For purposes of this article, all defined contribution plans required to be included in an Aggregation Group shall be treated as one (1) plan.

         The rules of this article shall not apply to any plan required to be included in an Aggregation Group if the plan enables a defined benefit plan to meet the requirements of Code sections 401(a)(4) or 410.

         Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code section 401(m).

7.5      Top-Heavy Vesting.
         -----------------

         A. For any Plan Year in which the Plan is a Top-Heavy Plan, a Participant's entire Account attributable to Company Contributions shall be vested in accordance with the following vesting schedule if such schedule results in greater vested percentage at any relevant time:

                    ====================================
                       Years of               Vested
                       Service              Percentage
                    ------------------------------------
                      Less than 2                0%
                    ------------------------------------
                          2                     20%
                    ------------------------------------
                          3                     40%
                    ------------------------------------
                          4                     60%
                    ------------------------------------
                          5                     80%
                    ------------------------------------
                       6 or more               100%
                    ====================================

         B. In the event the Plan ceases to be a Top-Heavy Plan in any subsequent Plan Year:

                  1. For any Participant with three (3) Years of Service as of the last day of the first Plan Year in which the Plan is no longer a Top-Heavy Plan, the vesting schedule in the Top-Heavy Vesting article shall apply to such Participant's entire Company Account for such Plan Year and for each subsequent Plan Year if such schedule results in a greater vested percentage at any relevant time than the percentage otherwise applicable under the Regular Vesting article; and

                  2. For all Participants, the vesting schedule in the Regular Vesting article shall apply to the portion of such Participant's Company Account which is attributable to amounts allocated as of such non Top-heavy Plan Year and for each subsequent Plan Year until the Plan again becomes a Top-Heavy Plan; provided, however, that in no event shall such a Participant's vested percentage for the portion of the Company Account attributable to amounts contributed during or prior to a top-heavy Plan Year be less than the applicable percentage for the last Plan Year that the Plan was a Top-Heavy Plan.

         C. The Administrative Committee shall maintain records sufficient to account for those portions of a Participant's Account which are attributable to allocations made for Plan Years during which the Plan is a Top-Heavy Plan and during which the Participant is a Key Employee or during which the Participant is a Five Percent (5%) Owner of the Company and for the vested percentages applicable to any portion of Participant's Account.

               ARTICLE VIII - ALLOCATION OF TRUST INCOME OR LOSS

8.1      Allocation At Valuation Date.
         ----------------------------

         As of each Valuation Date and prior to any allocation of Contributions and Forfeitures to be made as of such date, the net income or loss of the General Trust Fund and the Company Stock Fund since the preceding

         Valuation Date, including net Company Stock appreciation or depreciation, shall be allocated to each Participant's or Inactive Participant's Account and to each Participant suspense account held pursuant to the Vesting Of Accounts article in the ratio that the value, as of the preceding Valuation Date, of each such Account held in the General Trust Fund or the Company Stock Fund, respectively, bears to the value, as of the preceding Valuation Date, of all such Accounts invested in the General Trust Fund or the Company Stock Fund respectively. The Administrative Committee shall determine the net income or loss based on a statement from the Trustee(s) of the receipts and disbursements of the fund since the preceding Valuation Date and of the fair market value of the fund as of the Valuation Date. The Administrative Committee shall adopt equitable procedures to establish a proportionate crediting of Trust income or loss to those portions of Participants' Accounts which have been contributed by or paid to Participants in the interim period since the preceding Valuation Date.

         Dividends on Company Stock held in a Participant's Account shall be allocated to that Participant's General Account or Company Stock Account in cash or in shares of Company Stock. Cash dividends on unallocated shares of Company Stock used to make payments on an exempt loan shall be allocated in accordance with the provisions of the Allocation To Accounts article and by relative prior Account balances. Cash dividends attributable to unallocated shares of Company Stock (not used to make payments on an exempt loan), including Stock acquired with an exempt loan and held in a Suspense Account, shall be allocated among all General Accounts in the General Trust Fund. A minimum of Company Stock with a fair market value equal to the amount of cash dividends paid on allocated shares of Company Stock used to make payments on an exempt loan shall be allocated to Participant's Accounts. Any dividends may, in the sole discretion of the Administrative Committee, be distributed to the Participants or used to repay any exempt loan properly obtained to acquire Company Stock.

         For any year for which the Company has elected to be treated as an S Corporation for federal income tax purposes under the Code, S Corporation distributions on Company Stock held in a Participant's Account shall be allocated to that Participant's General Account or Company Stock Account in cash or in shares of stock in relation to proportion to the shares in the Participant's Company Stock Account on which such distributions were paid. Cash distributions on unallocated shares of Company Stock used to make payments on an exempt loan shall be allocated in accordance with the Allocation To Accounts article by relative prior Company Stock Account balances and then applied to make payments on the exempt loan. Shares released from suspense due to the payment of such cash against the exempt loan shall be allocated to the Company Stock Accounts in proportion the prior balances in the Company Stock Accounts. Cash distributions attributable to unallocated shares of Company Stock not used to make payments on an exempt loan, including

         Company Stock acquired with an exempt loan and held in a Suspense Account, shall be allocated among all General Accounts in the General Trust Fund. Any distributions may, in the sole discretion of the Trustee(s), be retained and invested in the Trust Fund (in Company Stock or other investments), or used to acquire additional shares of Company Stock, from the Company or from any other person, including a party in interest, to the extent in accordance with the terms of this Plan and ERISA, generally, or used to repay any exempt loan properly obtained to acquire Company Stock, in accordance with the Treasury Regulations under Code section 4975.

8.2      Limitation And Suspense Accounts.
         --------------------------------

         Amounts held in Limitation Accounts established pursuant to the Allocation Of Contributions And Forfeitures article shall not share in General Trust Fund income or loss. Amounts held in Participant suspense accounts pursuant to the Vesting Of Accounts article shall share in General Trust Fund income or loss on every Valuation Date unless forfeited on or prior to such date.

8.3      Separate Valuation.
         ------------------

         The portion of any Participant's Account invested on a segregated basis as provided in this Plan shall be valued separately on each Valuation Date and the net income or loss allocated to such Account shall be based on the property, including income, gain, loss and/or other change in value of the property constituting such portion of the Account.

8.4      Valuation Of Trust Fund.
         -----------------------

         The Trust Fund, including all segregated investments, shall be valued as of the last day of each Plan Year and on any other special supplemental date or dates determined by the Trustee(s) to be prudent and necessary for the Trustee(s) to value the Trust Fund. The Trustee(s) shall determine the fair market value of the Trust Fund, including both the General Trust Fund and the Company Stock Fund. If requested by the Trustee(s) under the provisions of Accounting article, the Administrative Committee may consult with the Trustee(s) in determining the fair market value of the Trust Fund, including that portion invested in Company Stock, on the basis of the Fund's fair market value. If the Company Stock is not readily tradable on an established market or is restricted in its trading, fair market value shall be determined by a qualified independent appraiser meeting requirements similar to those contained in Treasury Regulations under Code section 170(a)(1). The Trustee(s) may rely on such valuation of the Company Stock as may be determined by a qualified, independent appraiser.

8.5      Rebalancing Of Investments Of Cash And Company Stock To Prohibit A
         ------------------------------------------------------------------
         Nonallocation Year.
         -------------------

         As of each Valuation Date or as of such other dates as determined by the Committee and prior to any allocation of Company Stock to be made as of such date, the Committee shall determine whether an allocation of Company Stock may cause a Nonallocation Year to occur or cause any Participant to become a Disqualified Person in the current or following Plan Year, as set forth in Article 5.

         A. If in any Plan Year and prior to any Valuation Date on which a projected allocation of Company Stock to any Participant's account may cause a Nonallocation Year to occur, or cause any Participant to become a Disqualified Person, the Committee may rebalance the ratio of Company Stock and cash in each Participant's account so that no Participant's Stock Account contains more than the lesser of nine and nine-tenths percent (9.9%) of the Company Stock held in the ESOP, or such other amount as is necessary to prevent any Participant (including Family Members of a Participant) from becoming a Disqualified Person or to prevent such Plan Year from becoming a Nonallocation Year. The amount of Company Stock that will be debited from Participants' accounts will be determined by the Committee as an exercise of a fiduciary duty to protect the Plan's status as an ESOP.

         B. If in any Plan Year and prior to any Valuation Date on which a projected allocation of Company Stock to any Participant's account may cause a Nonallocation Year to occur, or cause any Participant to become a Disqualified Person, the Committee may exchange Company Stock from the account of such Participant for cash from other Participants' accounts so that the Participant is no longer a Disqualified Person, or is prevented from becoming a Disqualified Person or so that a Nonallocation Year does not occur. The amount of Company Stock that will be debited from such Participants' accounts will be determined by the Committee as an exercise of a fiduciary duty to protect the Plan's status as an ESOP.

                      ARTICLE IX - PARTICIPANTS' ACCOUNTS

9.1      Accounts.
         --------

         The Administrative Committee shall maintain separate Accounts for each Participant. Each Participant's Account shall reflect the amounts allocated thereto and distributed therefrom and such other information that affects the value of such Account pursuant to this Plan.

9.2      Value Of Accounts.
         -----------------

         The value of a Participant's Account on any date shall be its value as determined on the coincident or next preceding Valuation Date, plus any Contributions or other amounts subsequently credited thereto, and less any distributions subsequently made therefrom; provided that with respect to any Account or portion thereof invested on a segregated basis, the value shall be the current fair market value, including any income or loss, of the property constituting such segregated Account. The Administrative Committee may maintain records of Accounts to the nearest whole dollar and to the nearest one-hundredth (1/100th) of a share of Company Stock.

9.3      Statement Of Account.
         --------------------

         As soon as practicable after the end of each Plan Year, the Administrative Committee shall furnish a statement of Account to each Participant. Values shall be reported as determined as of the last day of the Plan Year. Upon the discovery of any error or miscalculation in an Account, the Administrative Committee shall correct the error or miscalculation, to the extent administratively feasible, and as soon as administratively feasible. Statements to Participants are for reporting purposes only. No statement of allocation, valuation or balances shall vest any right or title in any part of the Trust Fund nor require any segregation of Trust assets, except as specifically provided in this Plan document.

                           ARTICLE X - DISTRIBUTIONS

10.1     Benefits From Trust.
         -------------------

         Benefits under the Plan shall be distributed solely from the Trust. The Company shall have no liability or responsibility for benefit distributions. Distribution of benefits shall be limited to those portions of a Participant's vested Account as provided in the Vesting Of Accounts or Amendment, Termination And Merger articles. Distributions shall only be made on or after a Participant's Termination of Employment if and as required upon attaining age seventy and one-half (70-1/2) under Code section 401(a)(9) and Treasury regulations thereunder, or the termination of the Plan.

10.2     Form Of Distribution.
         --------------------

         A. For any years during which the Company does not elect to be treated as an S Corporation for federal income tax purposes under the Code, distributions of a Participant's Company Stock Account shall be made entirely in whole shares of Company Stock, with the value of any fractional share being paid in cash. If the Participant elects to receive a distribution of the Participant's General Account in Company Stock, it shall be used to acquire whole shares of Company Stock for the Participants' Company Stock Account, to the extent such shares are available within the Trust, with the value of any fractional share being paid in cash. However, if the charter of the Company restricts the ownership of all outstanding Company Stock to Employees or to a trust under Code section 401(a), the Administrative Committee may determine that distributions to a Participant in a Plan Year shall be made entirely in cash, or in stock with immediate repurchase by the Employer or the ESOP pursuant to the Put Option article. This article is subject to the Diversification article of the Plan.

         B. For any year for which the Company has elected to be treated as an S Corporation for federal income tax purposes under the Code, distribution of a Participant's Account, including his Company Stock Account, shall be made entirely in cash. Any balance in the Participant's Account held in shares of Company Stock for distribution shall first be liquidated, at fair market value within the Trust, with the value of the account distributed in cash, by redemption by the Company from the Trust, or by distribution in kind with immediate and simultaneous repurchase by the Company from the Distributee or his or her Individual Retirement Account.

         C. Distributions shall be made by the Trustee(s) according to the directions of the Administrative Committee. The Administrative Committee shall have the authority to direct the distributions according to the terms and conditions of the Plan. A Participant or Beneficiary shall have the right to file a claim for benefits under the Claims article. Distributions shall be made in cash, kind or in a combination of both as provided elsewhere in this Form Of Distribution article.

         D.       The Company retains the power and discretion, pursuant to Code section 411(d)(6)(C), to amend the distribution forms and options in a nondiscriminatory fashion.

10.3     Undistributed Amounts Upon Death.
         --------------------------------

         The vested portion of any Participant's Account which remains undistributed at his death shall be distributed to the Participant's Beneficiary in accordance with the directions of the Administrative Committee as provided in this article unless the Participant has designated, and the Administrative Committee approved, an alternative method of distribution.

10.4     Deferred Cash Distributions.
         ---------------------------

         Where the distribution of all or any portion of a Participant's Account is to be deferred and distributed in the form of cash, the vested portion shall continue to be held and invested as an Account of the Trust subject to revaluation as provided in the Allocations Of Trust Income Or Loss article; provided, however, that at the discretion of the Administrative Committee or the written request of a Participant or his Beneficiary, it shall be transferred to an insured savings account, to a certificate of deposit or to other similar investments. Interest shall be determined according to the rules governing savings accounts, certificates of deposit and similar instruments and shall be credited to such Participant's Account. Savings accounts, certificates of deposit and other similar instruments shall be part of this Trust and shall be subject to all the provisions hereof.

10.5     Deferred Non-Cash Distribution.
         ------------------------------

         Where the distribution of all or any portion of a Participant's vested interest is deferred and is to be distributed in a form other than cash, such vested interest shall continue to be held as an Account of the Trust subject to revaluation as provided in the Allocations Of Trust Income Or Loss article. Such property shall thereafter be held for distribution in the manner designated by the Administrative Committee. Such Accounts shall continue as part of the Trust and be subject to all the provisions hereof, and such Accounts shall share in the allocation of Trust income or loss as provided in the Allocations Of Trust Income Or Loss article.

10.6     Distribution To Minor Or Incompetent Person.
         -------------------------------------------

         In case of any distribution to a minor or to a legally incompetent person, the Administrative Committee may direct the Trustee(s) that the same be made for the benefit of such person directly to such person, his legal representative or a near relative of such person or that the Trustee(s) shall use the same directly for the support, maintenance, or education of such person. The Trustee(s) shall not be required to monitor or direct the application by any third (3rd) party of any distributions made pursuant to this article.

10.7     Right Of First Refusal.
         ----------------------

         All shares of Company Stock distributed by the Trustee(s), except those that are publicly traded, shall be subject to a "Right of First Refusal." Such Right of First Refusal shall provide that, prior to any subsequent transfer, the shares must first be offered by written offer to the Company and Trust in any order of priority. In the event that the proposed transfer constitutes a gift or other transfer at less than fair market value, the Administrative Committee shall so advise the Trustee(s) and the price per share shall be determined by the Trustee(s) as of the most recent Valuation Date; or in the case of a transaction between the Plan and a disqualified person as defined in Code section 4975(e)(2), as of the date of the transaction. In the event of a proposed purchase by a prospective, bona fide purchaser, the offer to the Trust shall be at the greater of fair market value, as determined above by the Administrative Committee, or at the price offered by the prospective, bona fide purchaser. The Trust may accept the offer at any time during a period not exceeding fourteen (14) days after the security holder gives written notice to the Trustee(s) that an offer by a third (3rd) party to purchase the Company Stock has been received or that a transfer of any kind will occur.

10.8     Put Option.
         ----------

         A. For any years during which the Company has not elected to be treated as an S Corporation for federal income tax purposes under the Code, a Participant, or Beneficiary who receives Company Stock shall be granted (at the time that such shares of Company Stock so acquired are distributed to him) an option to sell, or "put" the shares, or any part of them, to the Company, unless prohibited by state or federal law. However, the Trust shall have the option, but in no event the responsibility, to assume the rights and obligations of the Company at the time the Put Option is exercised. In the event that state or federal law precludes the Company from honoring the put, then the Board, collectively, or the Board, individually, shall have the option to honor the put unless the Trust exercises its option to do so. The Put Option shall provide that, for a period of sixty (60) days after such shares of Company Stock are distributed to a Participant or Beneficiary, and, if the Put Option is not exercised within the sixty (60) day period, for an additional period of sixty
                  (60) days in the next following Plan Year (beginning no earlier than six (6) months from the first date of the original Put Option period), the security holder shall have the right to have the Company and/or the Trust (as the put may specify) purchase the shares at their fair market value. For purposes of this article, fair market value shall be based on the fair market value of Company Stock as determined as of the Valuation Date coinciding with or immediately preceding the date of exercise or, in the case of a transaction between the Plan and a disqualified person as defined in Code section 4975(e)(2), as of the date of the transaction. The terms of the payment for the purchase of such shares of Company Stock shall be set forth in the put, and may be either in a lump sum payment or in up to five (5) substantially equal annual installments if the shares were distributed in a lump sum (with adequate security and interest at a rate reasonable on the unpaid principal balance), as determined by the Company, or the Trustee(s) if the Company assigns the Put Option to the Trust. Payments under this Put Option article whether in a lump sum or in substantially equal annual payments shall begin not later than thirty (30) days after the exercise of the Put Option. The Put Option provided for in this article shall not be required with respect to shares of Company Stock which are readily tradable on an established market, nor shall such a Put Option be required if the Company is a bank (as defined in Code section 581) which is prohibited by law from redeeming or purchasing its own securities.

         B. Except as otherwise provided in this article, a Participant may not be required to sell Company Stock to the Company or the Trust, nor may the Trustee(s) enter into an agreement which obligates the Trust to purchase Company Stock. Shares of Company Stock which are held or distributed by the Trustee(s) may be subject to restrictions on transferability as may be necessary to comply with applicable federal and state securities or banking laws. Other than such restrictions, and as provided in the Right Of First Refusal and Put Option articles, no shares of Company Stock held or distributed by the Trustee(s) may be subject to a put, call or other option or buy/sell or similar arrangement. The provisions of this article shall continue to apply to Company Stock even though:

                  1. Qualifying Employer securities acquired with the proceeds of an exempt loan are fully paid for; or

                  2. The Plan ceases to be an employee stock ownership plan as defined in Code section 4975(e)(7).

10.9     Timing Of Distributions.
         -----------------------

         A. The distribution of a Participant's entire vested Account that does not exceed one thousand dollars ($1,000) shall be made in a lump sum as soon as administratively feasible after the end of the Plan Year in which the Participant has a Termination of Employment. Neither the Company, the Administrative Committee nor the Trustee(s) shall be liable for penalties accruing to a Participant under applicable law or regulation as a result of a distribution to such Participant before the Participant attains age fifty-nine and one-half (59-1/2).

         B. Distributions due to Termination of Employment due to death, Disability, or after attaining Normal Retirement Age will commence not later than one (1) year after the end of the Plan Year in which the Participant Terminates Employment.

         C. Distributions due to Termination of Employment prior to the Participant's Normal Retirement Age, and other than due to Disability or death, for Account balances that exceed one thousand dollars ($1,000), will commence as soon as administratively feasible after the end of the Plan Year in which the Participant Terminates Employment. Distributions scheduled to be paid under this article shall not commence if the Participant is reemployed by the Employer before distribution is otherwise required to be paid pursuant to this article.

         D. For distributions other than attaining the Plan's Normal Retirement Age, Disability or death, for any Plan Years during which the Company has not elected to be treated as an S Corporation for federal income tax purposes under the Code, the distributable Account balance of a Participant shall not include any Company Stock acquired following the Plan Year with the proceeds of an exempt loan until after the end of the Plan Year in which such loan is repaid in full.

         E. Upon Termination Of Employment after attaining Normal Retirement Age, a Participant may elect to defer the commencement of a distribution by providing the Committee with a written, signed notice. However, in no event shall such distribution begin later than the sixtieth (60th) day after the last day of the Plan Year in which occurs the Participant's Normal Retirement Age provided, however, that:

                  1. No distribution method chosen by the Participant shall provide any payment in an amount less than that required under this article; and

                  2.       Distributions shall commence no later than:


                           a. April 1 of the calendar following the calendar year in which the Participant attains age seventy and one-half (70-1/2); or

                           b. In the case of a Participant other than a Participant who is a Five Percent (5%) Owner with respect to the Plan Year ending in the calendar year in which the Participant attains age seventy and one-half (70-1/2), April 1 of the calendar year following the calendar year in which the Participant retires.

         F.       For distributions on account of a Participant's death:

                  1. If distribution of the Participant's vested Account has commenced under the provisions of this article to the Participant, and the Participant dies before receiving his entire vested Account; then the balance of the Participant's undistributed Account shall continue to be distributed at least as rapidly as the method used at the Participant's date of death; and

                  2. If a Participant dies before distribution of his vested Account has commenced under the provisions of this article, then the undistributed vested Account shall begin to be distributed no later than one (1) year after the last day of the Plan Year in which the date of death occurs, and shall be completely distributed within five (5) years after the Participant's death; and, provided further, that:

                           a.       If the Beneficiary is the deceased
                                    Participant's surviving spouse, such
                                    distributions shall commence no later than the date on which the Participant would have attained age seventy and one-half (70-112); and

                           b. If such surviving spouse dies before distributions to such surviving spouse begin, the provisions of this article shall be applied as if the Participant's spouse were the Participant.

                  3. Any amount distributed to a child of a deceased Participant shall be treated as though paid to such Participant's surviving spouse if such amount will become payable to the surviving spouse when the child reaches majority (or such other event as may be designated under applicable regulations).

         G. If any part of the Participant's vested Account balance is to be distributed to the Participant before the Participant attains age sixty-five (65), and such Participant's vested Account exceeds one thousand dollars ($1,000) (or such other amount as may be established by applicable law or regulations), written consent of the Participant must be obtained by the Administrative Committee for all distributions.

         H. If the amount of any distribution under this article cannot be determined by the date required for payment under this Distributions article, payment of benefits, retroactive to such date, shall begin no later than sixty (60) days after the earliest date on which the amount of the distribution can be determined.

10.10    Distributions - General Provisions.
         ----------------------------------

         A. If the form of distribution to a Participant includes periodic payments, such payments shall meet the following requirements:

                  1. The present value of the periodic payments to be made to a Participant within the Participant's life expectancy shall be greater than fifty percent (50%) of the present value of the total of such payments to be made to the Participant and his Beneficiaries, determined as of the date such payments are to commence.

                  2. The amount of the periodic payments shall be calculated to extend not beyond the life expectancy of the Participant or life expectancies of the Participant and his Beneficiary. For purposes of this computation, life expectancies may be redetermined, but not more frequently than annually, to the extent permitted by applicable law and regulation.

         B. The vested portion of any Participant's Account which remains undistributed at his death shall be distributed to the Participant's Beneficiary in accordance with the directions of the Administrative Committee as provided in this article.

         C. With respect to distributions under the Plan made for calendar years beginning on or after January 1, 2003, the Plan will apply the minimum distribution requirements of Code section 401(a)(9) in accordance with the final Treasury Regulations section 1.401(a)(9)-1 through 1.401(a)(9)-9 that were published on April 16, 2002.

         D. By accepting payment of proceeds under this Plan, the Participant or the Participant's Beneficiary receiving the payment agrees that, in the event of overpayment, the Participant or the Participant's Beneficiary will promptly repay the amount of overpayment without interest; provided, that, if the Participant or the Participant's Beneficiary has not repaid the overpayment within thirty (30) days after notice, the Participant or the Participant's Beneficiary will also pay an amount equal to simple interest at the rate of ten percent (10%) per annum (or the highest rate allowable, if less) on the unpaid amount from the date of overpayment to the date of repayment, and in addition will pay all legal fees, court costs and the reasonable time value of the Trustee(s), Administrator or Employer, or any of their employees or agents, related to the collection of such overpayment.

10.11    Eligible Rollover Distributions.
         -------------------------------

         A.       Direct Rollovers.
                  ----------------

                  A Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         B.       Definitions.
        `         -----------

                  1. An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the Distributee except that an Eligible Rollover Distribution does not include: (i) any distribution that is one (1) of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; (ii) any distribution to the extent such distribution is required under Code section 401(a)(9); (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and (iv) hardship withdrawals as defined in Code section 401(k)(2)(B)(i)(IV), which are attributable to the Participant's elective contributions under Treasury Regulation section 1.401(k)- 1(d)(2)(ii).

                  2. An "Eligible Retirement Plan" is an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code sections 403(a) and 403(b), a qualified trust described in Code section 401(a) or an eligible plan under Code section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Code section 414(p).

                  3. A "Distributee" includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a qualified domestic relations order, as defined in Code section 414(p), are Distributees with regard to the interest of the spouse or former spouse.

                  4. A "Direct Rollover" is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

10.12    Other Rights And Options.
         ------------------------

         A. The Company or Trustee(s) may offer to purchase any shares of Company Stock from a Participant (or Beneficiary) at the time of the distribution or at any time in the future.

         B. If the Beneficiary is to be paid a lump sum distribution qualified under Code section 402(e), the Plan Administrator shall cause the Trustee(s) to collect the proceeds of any contracts and pay them to the Beneficiary, together with a total distribution of all of the Participant's vested Account in a single tax year of the Beneficiary.

         C. For purposes of this article, any amount paid to a child shall be treated as if it had been paid to the surviving spouse if such amount will become payable to the surviving spouse upon such child reaching majority or such other designated event all as prescribed by the Secretary of the Treasury.

                              ARTICLE XI - SERVICE

11.1     Service.
         -------

         "Service" means an Employee's total period of employment with the Company, taking into account the definitions of the Vesting Computation Period and the Eligibility Computation Period.

11.2     Hours Of Service.
         ----------------

         "Hours of Service" means:

         A. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company.

         B. For Employees who were employed by Yolo Community Bank on September 1, 2004, Hours of Service shall include each Hour of Service that an Employee performed for Yolo Community Bank before August 31, 2004, the date that Yolo Community Bank became an Affiliated Employer.

         C. Each hour for which an Employee is paid, or entitled to payment, by the Company on account of a period of time during which no duties are performed (regardless of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence; provided that no Hours of Service shall be credited to an Employee:

                  1. For a period during which no duties are performed if payment is made or due under a plan maintained solely for purposes of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws;

                  2. On account of any payment made or due to an Employee solely as reimbursement for medical or medically related expenses incurred by the Employee.

         D. Each hour not otherwise credited under the Plan for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to by the Employer. Such hours are to be credited to the period or periods to which the award or agreement pertains. If this provision results in an Employee becoming an Eligible Participant for a Plan Year in which he was not otherwise an Eligible Participant, the Administrative Committee shall establish equitable procedures for determining and allocating any resulting amounts to such Employee's Account.

         E. Solely for purposes of determining whether a Break in Service has occurred, each hour not otherwise credited under the Plan that would have been credited if the Employee had not been absent:

                  1. By reason of pregnancy or the birth of a child of the Employee;

                  2. By reason of the placement of a child with the Employee in connection with his adoption of such child; or

                  3. For purposes of caring for any such child for a period beginning immediately following such birth or placement.

                  In any case in which the Company is unable to determine the number of hours which would otherwise normally have been credited to such Employee (but for such absence), such individual shall be credited with eight (8) Hours of Service for each day of such absence. The hours described in this article shall be treated as Hours of Service only in the Eligibility Computation Period in which the absence from work begins if the Employee would thereby be prevented from incurring a Break in Service in such Eligibility Computation Period or, in any other case, in the next following Eligibility Computation Period.

         F. Each hour for any period during which an Employee is not paid but is on an approved leave of absence, military duty or is temporarily laid off, provided that the Employee:

                  1. Returns to the employment of the Employer immediately after the expiration of the leave or layoff, or in the case of military duty, within one hundred twenty (120) days or such longer period as may be prescribed by USERRA or other applicable law, after first becoming eligible for military discharge; and

                  2. Remains in the employment of the Employer for at least thirty (30) days after such return; or

                  3. Fails to return or remain employed as provided above by reason of his death, Disability or retirement.

                  Hours of credit for such periods shall be based on a forty
                  (40) hour work week or, if different, on the Employee's normally scheduled hours per week. However, if the Employee fails to return to the employment of the Company or to remain in the employment of the Company for at least thirty (30) days after his return for reasons other than his death, Disability or retirement, then his original leave date shall be deemed to be his termination date.

         G. No more than five hundred one (501) Hours of Service shall be credited under this article to an Employee on account of any single continuous period of time during which the Employee performs no duties for the Company.

11.3     Crediting Of Hours Subject To Regulation.
         ----------------------------------------

         The calculation of the number of Hours of Service to be credited under article for periods during which no duties are performed, and the crediting of such Hours of Service to periods of time for purposes of computations under the Plan, shall be determined by the Administrative Committee in accordance with the rules set forth in the Department of Labor Regulation section 2530-200b-2 paragraphs (b) and (c), which rules shall be consistently applied with respect to all Employees within the same job classifications.

11.4     Uniformed Services Employment And Reemployment Rights Act Of 1994.
         -----------------------------------------------------------------

         Effective as of December 12, 1994 or such later date as may be applicable to this Plan under section 8(h)(2) of the Uniformed Services Employment And Reemployment Rights Act of 1994 (USERRA), an Employee, who was absent from the Employee's position of employment by reason of service in the uniformed services and who is reemployed, as these terms are used in USERRA, shall be treated as not having incurred a break in service with the Employer maintaining the Plan by reason of such person's period or periods of service in the uniformed services. Each period served by a person in the uniformed services shall, upon reemployment under USERRA, be deemed to constitute service with the Employer maintaining the Plan for the purpose of determining the nonforfeitability of the person's vested Account and for the purpose of determining the accrual of benefits under the Plan, all to the extent required by and as provided under USERRA.

                     ARTICLE XII - FIDUCIARY RESPONSIBILITY

12.1     Authority.
         ---------

         The authority to control and manage the operation and administration of the Plan shall be allocated as provided in this Plan and Trust Documents between the Board and the Administrative Committee, all of whom are named fiduciaries under ERISA.

         In addition, procedures for the appointment of another fiduciary, or an investment manager, are described in the Delegation Of Authority article.

12.2     Interest Of Participants And Beneficiaries.
         ------------------------------------------

         Each fiduciary shall discharge his duties with respect to the Plan solely in the interest of the Participants and Beneficiaries and:

         A. For the exclusive purpose of providing benefits to Participants and their Beneficiaries;

         B. With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

         C.       In accordance with this Plan and Trust Document.

12.3     Liability.
         ---------

         A fiduciary shall be liable, as provided in ERISA, for any breach of his fiduciary responsibilities. In addition, a fiduciary under this Plan shall be liable for a breach of fiduciary responsibility of another fiduciary under this Plan only as provided under section 405 of ERISA and its regulations.

12.4     Dual Capacities.
         ---------------

         Any person or group of persons may serve in more than one (1) fiduciary capacity with regard to the Plan. A fiduciary other than the Trustee(s) may, with the consent of the Board, employ one (1) or more persons to render advice and assistance with regard to any function such fiduciary has under the Plan. The expenses of such persons shall be paid by the Company.

12.5     Allocation Of Authority.
         -----------------------

         Except as otherwise specifically provided in the Plan and Trust Documents, including any associated trustee agreement:

         A. The Board of Directors shall have the authority to amend and terminate the Plan, to appoint and remove members of the Administrative Committee, and to appoint and remove the Trustee(s).

         B. The Administrative Committee shall have the authority in their sole discretion to:

                  1.       Allocate the Company's Contribution;

                  2.       Maintain separate Accounts for Participants;

                  3.       Furnish and correct errors in statements of Accounts;

                  4. Determine the method, timing and media of distributions, and direct the Trustee(s) with respect to distributions;

                  5.       Approve methods of distribution to Beneficiaries;

                  6.       Direct the segregation of assets;

                  7. Direct distribution of the interests of incompetent persons and minors; and

                  8. Construe the terms of the Plan and Trust Document and determine all questions of interpretation and application of their terms to determine Participant benefits thereunder.

         C.       The Trustee(s) shall have the authority to:

                  1. Establish the fair market value of the Trust Fund through the use of qualified appraisers;

                  2.       To value segregated Accounts;

                  3.       To employ advisors, agents and counsel;

                  4. To hold the Trust assets and to render accounts of their administration of the Trust;

                  5. To vote the Trust's shares of the Company if and as provided in Voting Powers article;

                  6. Determine the amount and allocation of the Trust income or loss; and

                  7.       Appoint and delegate duties to an investment manager.

12.6     Prohibited Transaction.
         ----------------------

         A fiduciary shall not cause the Plan to engage in a transaction if he knows or should know that such transaction constitutes a prohibited transaction under section 406 of ERISA or Code section 4975, unless such transaction is exempted under section 408 of ERISA or Code section 4975.

                     ARTICLE XIII -ADMINISTRATIVE COMMITTEE

13.1     Administrative Committee.
         ------------------------

         The Board of Directors shall appoint an Administrative Committee to manage and administer this Plan in accordance with the provisions hereof. Each member shall serve for such term as they may designate or until a successor member has been appointed or until removal by the Board. Vacancies due to resignation, death, removal or other cause shall be filled by the Board. Members who are full-time employees of the Company shall serve without compensation for Administrative Committee service. All reasonable expenses of the Administrative Committee shall be paid by the Company.

13.2     Action.
         ------

         The Administrative Committee shall act by agreement of a majority of its members, either by voting at a meeting or in writing without a meeting. By such action, it may authorize one (1) or more members to execute documents on its behalf. The Trustee(s), upon written notification of such authorization, shall accept and rely upon such documents until notified in writing that the authorization has been revoked by the Administrative Committee. The Trustee(s) shall not be deemed to be on notice of any change in the membership of the Administrative Committee unless notified in writing. A member of the Administrative Committee, who is also a Participant in the Plan, shall not vote or act upon any matter relating solely to himself. In the event of a deadlock or other situation that prevents agreement of a majority of the Administrative Committee members, the matter shall be decided by the Board.

13.3     Records.
         -------

         The Administrative Committee shall keep on file a copy of this Plan and Trust, including any subsequent amendments, all annual and interim reports of the Trustee(s) and the latest annual report, Plan description and Summary Plan Description required under Title I of

         ERISA for examination by Participants during business hours. The Administrative Committee is the Plan Administrator under ERISA and the Administrative Committee shall have the duty and authority to comply with those reporting and disclosure requirements of ERISA which are specifically required of the Plan Administrator.

         The Administrative Committee hereby specifically delegates to the Trustee(s) the responsibility to be liable for income tax withholding, and to withhold the appropriate amount from any payment made from the Trust to a Participant or Beneficiary under the provisions of applicable law and regulation. The Administrative Committee shall furnish the Trustee(s) with all information necessary to such withholding function, as set forth in regulations, or, if such information is not provided to the Trustee(s), the Administrative Committee shall assume all relevant liability.

13.4     Power.
         -----

         The Administrator shall have the discretionary authority to interpret and construe the provisions of this Plan and to decide any disputes and resolve any ambiguities which may arise relative to the rights of the Employees, past and present, and their Beneficiaries, under the terms of the Plan; provided, however, that whenever, in the administration of the Plan, any discretionary action by the Administrator is required, the Administrator shall exercise its authority in a nondiscriminatory manner so that all persons similarly situated will receive substantially the same treatment.

         The Administrative Committee shall have the power and duty to do all things necessary or convenient to effect the intent and purpose of this Plan and, not inconsistent with any of the provisions thereof, whether or not such powers and duties are specifically described herein and, not in limitation but in amplification of the foregoing, and to determine all questions that shall arise hereunder, including (if the Trustee(s) is a directed Trustee(s)) directions to and questions submitted by the Trustee(s) on all matters necessary for it to properly discharge its power and duties. Decisions of the Administrative Committee made in good faith upon any matters within the scope of its authority shall be final and binding on the Company, the Trustee(s), the Participants and their Beneficiaries. The Administrative Committee, at all times, in making and carrying out its decisions and directions, shall act in a uniform and nondiscriminatory manner and may from time to time prescribe and modify uniform rules of interpretation and administration.

13.5     Funding Policy.
         --------------

         The Administrative Committee may recommend a Funding Policy for the Trust Fund, regarding existing Trust Fund assets, bearing in mind both the short-run and long-run needs and goals of the Plan. The Administrative Committee shall review such policy prior to the end of each Plan Year for its appropriateness under the circumstances then prevailing. The Funding Policy shall be communicated to the Trustee(s) and the investment manager of the Trust Fund, if an investment manager has been appointed, so that the investment policy of existing Trust Fund assets can be coordinated with Plan needs. Such Funding Policy shall not, however, be binding on the Company or constitute a request or recommendation or an obligation to contribute cash or Company Stock to the Plan by the Company.

13.6     Agents.
         ------

         With the approval of the Board, the Administrative Committee may from time to time or on a continuing basis, retain such agents or advisors as are reasonably necessary to assist it in the proper performance of its duties, specifically including legal counsel, accountants, actuaries, investment counsel, consultants and administrative assistants. The expenses of such agents or advisors may be paid by the Company or, if not so paid, the Administrative Committee may direct that such expenses be paid from the General Trust Fund.

13.7     Claims.
         ------

         ERISA requires the Administrative Committee to establish procedures for processing claims which afford Participants a reasonable opportunity for a full and fair review of their claims. These claims procedures contain the provisions required by the Labor Regulations at 29 CFR 2520.503-1. The Administrative Committee shall have absolute discretion to determine Participants' and Beneficiaries' rights to benefits under the Plan. All benefit claim decisions will be made in accordance with the terms of the Plan documents and the Plan terms will be applied consistently to all claimants.

         A Claimant must submit a written claim and exhaust the following claims procedures before legal recourse of any type is sought:

         A.       Filing A Benefit Claim.
                  ----------------------

                  A Participant, a Beneficiary or his or her representative can initiate the benefit claim process by submitting to the Administrative Committee fully completed distribution election forms, if needed, or a letter clearly stating that a claim is being filed. A claim shall not be deemed to be "filed" for the purposes of these claim and appeals procedures however, until all necessary and applicable forms are completed and submitted to the Administrative Committee. A claim will be considered submitted if delivered to a member of the Administrative Committee directly, or to the Administrative Committee, in care of the office of the Employer which handles personnel and human resources matters.

         B.       Notice Of Benefit Denial.
                  ------------------------

                  1.       Timing Of Notice.
                           ----------------

                           If a benefit claim is wholly or partially denied, the Administrative Committee will notify the Participant, the Beneficiary or his or her representative of the denial within a reasonable period of time, but no later than ninety (90) days after the Plan's receipt of the claim. If the Administrative Committee determines that an extension of the time for processing the claim is needed, the Administrative Committee will notify the Participant, the Beneficiary or his or her representative of the reasons for the extension and the extended due date before the end of the ninety (90) day period after the filing of the claim. The extended period will not exceed one hundred eighty (180) days after the date of the filing of the claim.

                  2.       Content Of Notice.
                           -----------------

                           A notice of a benefit denial will be provided in either written form or via e-mail. The notice will provide the following information:

                           a.       The specific reason(s) for the denial;

                           b. Reference to the specific plan provisions on which the denial is based;

                           c. A description of any additional information necessary for the claim to be granted and an explanation of why such information is necessary; and

                           d.       A description of the claim review
                                    procedures, the time limits under the
                                    procedures and a statement regarding your right to bring a civil action under ERISA section 502(a) following a benefit appeal.

         C.       Appeal Of Benefit Denial.
                  ------------------------

                  1.       Review Process.

                           The review process will be as follows:

                           a. A Participant, Beneficiary or representative will have sixty (60) days following receipt of the notice of benefit denial in which to file an appeal of the decision with the Administrative Committee;

                           b. A Participant, Beneficiary or representative may submit written comments, documents, records and other information related to the benefit claim on appeal;

                           c. A Participant, Beneficiary or representative will be provided, upon request and free of charge, access to and copies of all documents, records and other information relevant to the benefit claim (a document is considered relevant to the claim if it: (i) was relied upon in making the benefit decision; (ii) was submitted, considered or generated in the course of making the benefit decision, without regard as to whether it was relied upon in making the decision; or (iii) demonstrates compliance in making the benefit decision with the requirement that benefit decisions must follow the terms of the plan and be consistent when applied to similarly situated claimants); and

                           d. The review on appeal will consider all comments, documents, records and other information submitted by the Participant, without regard to whether such information was submitted or considered in the initial benefit denial.

                  2.       Timing Of Notice Of Appeals Decision.
                           ------------------------------------

                           The Administrative Committee will notify the Participant, Beneficiary or his or her representative of the appeals decision (whether or not a complete or partial denial) within a reasonable period of time, but no later than sixty (60) days after the Plan's receipt of the appeal. If the Administrative Committee determines that an extension of the time for processing the claim is needed, the Administrative Committee will notify the Participant, Beneficiary or his or her representative of the reasons for the extension and the extended due date before the end of the sixty (60) day period after the filing of the appeal. The extended period will not exceed one hundred twenty (120) days after the date of the filing of the appeal.

                  3.       Content Of Notice Of Appeals Decision.
                           -------------------------------------

                           A notice of a benefit determination on appeal will be provided in written form or via e-mail. If the decision is in whole or in part a denial of the appeal, the notice will provide the following information:

                           a.       The specific reason(s) for the denial;

                           b. Reference to the specific plan provisions on which the denial is based;

                           c.       A statement that the Participant,
                                    Beneficiary or representative is entitled to receive, upon request and free of charge, access to and copies of all documents, records and other information relevant to the benefit claim (a document is considered relevant to the claim if it: (i) was relied upon in making the benefit decision; (ii) was submitted, considered or generated in the course of making the benefit decision, without regard as to whether it was relied upon in making the decision; or (iii) demonstrates compliance in making the benefit decision with the requirement that benefit decisions must follow the terms of the plan and be consistent when applied to similarly situated claimants); and

                           d. A statement regarding the Participant's or Beneficiary's right to bring a civil action under ERISA section 502(a) following a benefit denial on appeal.

13.8     Indemnity.
         ---------

         To the fullest extent permitted by law, the Company agrees to indemnify, defend and hold harmless the members of the Administrative Committee, both individually and collectively, against any liability whatsoever for any action taken or omitted by them in good faith in connection with the administration of this Plan and Trust and for any expenses or losses for which they may become liable as a result of any such actions or nonactions, unless a proximate result of their own willful misconduct. The Company may purchase insurance for the Administrative Committee to cover any of their potential liabilities with regard to the Plan and Trust.

13.9     Administrative Committee Duties.
         -------------------------------

         In addition to the duties contained in this Article XIII, the Administrative Committee is required to provide any necessary instructions to the Trustee under the terms of this Article XIII,
         Article XV and any associated trust agreement entered into by the Employer and a directed or custodial trustee.

                           ARTICLE XIV - INVESTMENTS

14.1     Investment Objective.
         --------------------

         It shall be the objective of this Trust to invest primarily (up to one hundred percent (100%) of its assets) in Company Stock. Without limiting the generality of the foregoing, the Trustee(s) may invest in bonds, notes, mortgages, commercial or federal paper, preferred stock, common stock, or other securities, rights, obligations or property, real or personal, including shares and certificates of participation issued by investment companies or investment trusts. The Trustee(s) may cause any part or all of the assets of this Trust to be commingled with the assets of a similar trust qualified under Code sections 401(a) and 501 (a) by causing such assets to be invested as part of a common fund of the Trustee(s) or other fiduciary, the provisions of which are hereby adopted. The Trustee(s) may hold such portion of the Trust as may be deemed necessary for the ordinary administration of the Trust Fund and disbursement of funds by depositing the same in any bank or savings and loan institution subject to the rules and regulations governing such deposits.

         To prevent any allocation of Company Stock or Plan asset in lieu of Company Stock in any Plan Year which would otherwise cause any Participant to become a Disqualified Person or cause any Plan Year to become a Nonallocation Year, the Trustee(s) may cause the Administrative Committee to rebalance the ratio of cash and Company Stock in each Participant's account as described in Prohibited Allocation Of Stock For S Corporations article, above.

14.2     Investment Directives.
         ---------------------

         To the extent permitted by law, the Trustee(s) shall not be liable for the making of any investment at the direction of the Administrative Committee, for the retention of any such investment in the absence of directions from the Administrative Committee to dispose of the same, or for the disposal or encumbrance of any investment at the direction of the Administrative Committee.

14.3     Delegation Of Authority.
         -----------------------

         The power of the Trustee(s) to direct, control or manage the investment of the Trust Fund may be delegated to an investment manager appointed by the Trustee(s). Such investment manager, if appointed, must acknowledge in writing that he is a fiduciary with respect to the Trust Fund and shall then have the power to manage, acquire, or dispose of any asset of the Trust Fund. An investment manager must be a person who is:

         A. Registered as an investment advisor under the Investment Advisors Act of 1940;

         B.       A bank, as defined in that Act; or

         C. An insurance company qualified to perform such services under the laws of more than one (1) state.

         If an investment manager has been appointed, the Trustee(s) shall neither be liable for acts or omissions of such investment manager nor be under any obligation to invest or otherwise manage any asset of the Trust Fund, and the Trustee(s) shall not be liable for any act or omission of the investment manager in carrying out such responsibility except to the extent that the Trustee(s) violated the Interest Of Participants And Beneficiaries article of this Plan and Trust Document with respect to:

         A.       Such designation;

         B. The establishment or implementation of the procedures for the designation of an investment manager; or

         C. Continuing the designation, in which case the Administrative Committee would be liable in accordance with the Liability article.

14.4     Participant Voting And Exercise Of Stock Rights.
         -----------------------------------------------

         A. Each Participant shall be entitled to direct the Trustees as to the manner in which any Qualifying Employer Securities which are a registration-type class of securities (as defined in Code section 409(e)(4)) which are allocated to the Employer Account of the Participant are to be voted. With respect to any class of Qualifying Employer Securities which is not a registration-type class of securities (as defined in Code section 409(e)(4)), a Participant shall be entitled to direct the Trustees as to the manner in which voting rights will be exercised with respect to any corporate matter which involves the voting of such shares allocated to the Participant's Company Stock Account with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business, or such similar transactions as may be prescribed in Treasury regulations.

         B. The Trustees shall notify Participants at least thirty (30) days (or a lesser period if thirty (30) days if impossible or impractical) prior to the voting or other exercise of rights referred to in paragraph A of this section. The notice shall include all proxy solicitations and other materials distributed to other shareholders holding any of the shares of stock described in this Plan as Qualifying Employer Securities.

         C. The Trustees shall vote any shares and exercise any other rights with respect to applicable Qualifying Employer Securities in the manner instructed by the Participant. The Trustees shall follow the provisions of Code section 409(e)(5)(A) and permit each participant one vote each with respect to each such issue. The Trustees shall vote any shares and exercise any other rights with respect to Qualifying Employer Securities as to which it receives no such instructions (either because the Participant does not timely give such instructions, or because the shares have not yet been allocated to the Employer Accounts, or if because the Trustees are not required to be directed) in proportion to the voting instructions given by the participants who do direct the Trustee to vote the shares in their accounts.

14.5     Loans.
         -----

         A. The Trustee(s) may incur a loan on behalf of the Trust in a manner and under conditions that will cause the loan to be an "Exempt Loan" within the meaning of Code section 4975(d)(2) and regulations thereunder. Any such loan shall be used primarily for the benefit of Plan Participants and their Beneficiaries. The proceeds of each such loan shall be used within a reasonable time after the loan is obtained, only to purchase Company Stock, to repay the loan or to repay any prior loan used to purchase Company Stock. Except as otherwise provided in the Plan with respect to Right of First Refusal or the Put Option, no security acquired with the proceeds of an exempt loan may be subject to a put, call, or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan, whether or not the Plan is then an ESOP. Any such loan shall provide for a reasonable rate of interest, an ascertainable period of maturity and shall be without recourse against the Plan. Any such loan shall be secured solely by shares of Company Stock acquired with the proceeds of the loan and shares of such Company Stock that were used as collateral on a prior loan which was repaid with the proceeds of the current loan. Such Company Stock pledged as collateral shall be placed in a Suspense Account and released pursuant to the Allocations Of Contributions And Forfeitures article as the loan is repaid. Company Stock released from the Suspense Account shall be allocated in the manner described in the Allocations Of Contributions And Forfeitures article. No person entitled to payment under a loan made pursuant to this article shall have recourse against any Trust Fund assets other than the Company Stock used as collateral for the loan, Company Contributions of cash that are available to meet obligations under the loan and earnings attributable to such collateral and the investment of such Contributions. Participating Employer Contributions made with respect to any Plan Year during which the loan remains unpaid, and earnings on such Contributions, shall be deemed available to meet obligations under the loan, unless otherwise provided by the Company at the time such Contributions are made.

         B. Any pledge of Company Stock as collateral under this article shall provide for the release of shares so pledged upon the payment of any portion of the loan. Shares so pledged shall be released under the appropriate formula for the particular terms of the loan as provided in the Allocations Of Contributions And Forfeitures article and Treasury Regulation 54.4975-7(b)(8).

         C. Payments of principal and interest on any loan under this article shall be made by the Trustee(s) solely from:

                  1. Company Contributions available to meet obligations under the loan;

                  2. Earnings from the investment of such Contributions including dividends on Company Stock;

                  3. Earnings attributable to Company Stock pledged as collateral for the loan;

                  4. The proceeds of a subsequent loan made to repay the loan; and

                  5. The proceeds of the sale of any Company Stock pledged as collateral for the loan.

                  The Contributions and earnings available to pay the loan must be accounted for separately by the Administrative Committee until the loan is repaid.

         D. Subject to the limitations on Annual Additions to a Participant's Account, assets released from a Suspense Account by reason of payment made on a loan during a Plan Year shall be allocated to the accounts of all Participants entitled to an

14.6     Diversification.
         ---------------

         Any Qualified Participant shall have the right to make an election to direct the Plan as to investment of a portion of his ESOP Account. Such a Qualified Participant may elect within ninety (90) days after the close of each of the six (6) Plan Years beginning with the Plan Year in which the Participant becomes a Qualified Participant to diversify twenty-five percent (25%) of his Account, less any amount to which a prior diversification election applies. In the case of the last year to which an election applies, fifty percent (50%) shall be substituted for twenty-five percent (25%).

         The Plan shall meet these requirements of Code section 401(a)(28) either by distributing the portion of the Account covered by the election to the Participant within the ninety (90) day period following the Participant's ninety (90) day Election period in the form of cash; or by offering at least three (3) investment options, which may be made available in another qualified plan maintained by the Employer and to which the Participant's diversified portion of his ESOP account may be transferred.

         For purposes of this section, the term:

                  "Qualified Participant" means any Employee who has completed at least ten (10) years of active or inactive (as described in the Inactive Participant article) participation under the Plan, and has attained age fifty-five (55).

                  "Qualified Election Period" means the six (6) Plan Year period beginning with the later of:

                  1. The first Plan Year in which the Employee first became a Qualified Participant, or

                  2.       The first Plan Year beginning after December 31,
                           1986.

                             ARTICLE XV - TRUSTEE(S)

15.1     Application of Trust Provisions.
         -------------------------------

         The Trust provisions of this Plan and Trust Document are controlling unless the Employer has entered into a trust agreement with a third party independent, directed or custodial trustee. If the Employer enters into such a trust agreement, the trust provisions of this Plan and Trust Document cease to apply and the provisions of that instrument shall then apply. In the event the Employer, terminates such agreement and appoints a successor trustee pursuant to the Vacancy and Successors article, the successor trustee shall be required to sign this Plan and Trust Document.

15.2     Duties.
         ------

         The Board of Directors shall appoint a Trustee or Trustees. The duties of the Trustee(s) shall include but not be limited to receiving and paying funds of the Trust, safeguarding and valuing Trust assets, investing and reinvesting the Trust Funds, as provided in the Investments article, and carrying out the directions of the investment manager, if an investment manager has been appointed, pursuant to the Delegation Of Authority article. The directions of an investment manager shall be in writing or in such other form as is acceptable to the Trustee(s). The signature of the Trustee(s) shall be binding upon all Co-Trustee(s).

15.3     Ownership.
         ---------

         The Trustee(s) shall not maintain the indicia of ownership of any Trust assets outside the jurisdiction of the district courts of the United States, except as authorized by regulations issued by the Department of Labor.

15.4     Powers.
         ------

         In the discharge of duties, the Trustee(s) shall have all the powers, authority, rights and privileges of an absolute Owner of the Trust Fund and, not in limitation of, but in amplification of the foregoing; may receive, hold, manage, invest and reinvest, sell, exchange, dispose of, encumber, hypothecate, pledge, mortgage, lease, grant options respecting, repair, alter, insure, or distribute any and all property in the Trust Fund; may borrow money, participate in reorganizations, pay calls and assessments, vote or execute proxies, exercise subscription or conversion privileges and register in the name of a nominee any securities in the Trust Fund; may renew, extend the due date, compromise, arbitrate, adjust, settle, enforce or foreclose by judicial proceedings or otherwise defend against the same, any obligations or claims in favor of or against the Trust Fund; may exercise options, employ agents; and, whether herein specifically referred to or not; may do all such acts, take all such actions and proceedings and exercise all such rights and privileges as if the Trustee(s) were the absolute Owners of any and all property in the Trust Fund. The Trustee(s) shall have no authority or duty to determine the amount of any Company Contribution or to enforce the payment of any Company Contribution to them.

15.5     Fees.
         ----

         The Trustee(s)' fees for their services as Trustee(s) shall be such as may be mutually agreed upon by the Company and the Trustee(s), and such fees shall be paid by the Company. No individual Trustee(s) who already receives full-time pay from the Employer, or an association of employers, whose employees are participants in the Plan, may receive compensation from the Trust except for reimbursement of expenses properly and actually incurred, and shall serve without Compensation for their service as such. However, with the approval of the Company, individual Trustee(s) may from time to time or on a continuing basis, retain such agents or advisors, including specifically accountants, attorneys, investment counsel and administrators, as they consider necessary to assist them in the proper performance of their duties. The expenses of such agents or advisors and all other expenses of the Trustee(s) shall be paid by the Company, and if such expenses remain unpaid for a period of sixty (60) days, they may be paid from the General Trust Fund. The Trustee(s) shall be entitled to charge such fees and expenses to the Trust Fund if such fees and expenses remain unpaid for a period of sixty (60) days after an appropriate billing is mailed by the Trustee(s) to the Company.

15.6     Accounting.
         ----------

         Within sixty (60) days or within a reasonable period following the close of each Plan Year, the Trustee(s) shall render to the Company an accounting of their administration of the Trust during the preceding year. The Trustee(s) shall also report to the Administrative Committee respecting determinations of the value of the Trust Fund, as provided in the Valuation Of Trust Fund and Limitation And Suspense Accounts articles. If the Trustee(s) determine that the Trust Fund consists, in whole or in part, of property not traded freely on a recognized market or that information necessary to ascertain the fair market value thereof is not readily available to the Trustee(s), the Trustee(s) shall determine the fair market value of such property for all purposes under the Plan and Trust Document. In such event, the fair market value placed upon such property by the Trustee(s) shall be conclusive and binding. However, in valuing Company Stock held by the Trust, the Trustee(s) shall take such action as is required to ascertain the fair market value of such property including the retention of such counsel and independent appraisers as it considers necessary. Consistent with the foregoing, if the Company Stock is or becomes not readily tradable on an established securities market, then any valuation required under this Plan will be conducted for the Trustee(s) by a qualified independent appraiser (as defined in Code section 401(a)(28)).

15.7     Resignation.
         -----------

         The Trustee(s) may resign at any time upon thirty (30) days written notice to the Company and the Administrative Committee or such shorter period as may be agreeable to the Company; provided that upon receipt of instructions or directions from the Company or the Administrative Committee with which the Trustee(s) are unable or unwilling to comply, the Trustee(s) may resign upon written notice to the Company and the Administrative Committee, given within a reasonable time under the circumstances then prevailing. After receipt of such instructions or directions and, after resignation, the Trustee(s) shall have no liability to the Company, the Administrative Committee, or any person interested herein for failure to comply with such instructions or directions. The Company may remove the Trustee(s) without cause at any time upon thirty (30) days written notice. In case of resignation or removal of the Trustee(s), the said Trustee(s) shall have the right of a settlement of Accounts, which may be made at the option of the Trustee(s), either by judicial settlement in an action, in a court of competent jurisdiction, or by agreement of settlement between the Trustee(s) and the Company; and the Trustee(s) shall not be required to transfer assets of the Trust Fund to a successor Trustee(s) under the Vacancy And Successors article or otherwise until their Accounts have been settled.

15.8     Effect Of Final Accounting.
         --------------------------

         The written approval of any Trustee(s) accounting by the Company or Administrative Committee shall be final as to all matters and transactions stated or shown therein and binding upon the Company, Administrative Committee, and all persons who then shall be or thereafter shall become interested in this Trust. Failure of the Company or Administrative Committee to notify the Trustee(s) within ninety (90) days after receipt of any accounting of its disapproval of such accounting shall be the equivalent of written approval.

15.9     Vacancy And Successors.
         ----------------------

         Resignation or removal of the Trustee(s) shall not terminate the Trust. In the event of vacancy in the Trusteeship of this Trust occurring at any time by resignation, removal or death or incapacity, the Company shall appoint a successor Trustee(s) to take the place of such Trustee(s). Any successor Trustee(s) shall have all the powers and duties herein conferred upon the original Trustee(s). The title to all Trust property shall automatically vest in a successor Trustee(s) without the execution or filing of any instrument or the doing of any act, but the resigning or removal of Trustee(s) shall, nevertheless, execute all instruments and do all acts which would otherwise be necessary to vest such title in any successor. The appointment of a successor Trustee(s) may be effected by the Board action to appoint, with documentation of the successor Trustee(s) accepting appointment to act as such being evidenced by its execution of a copy of this Plan Document or by execution of a written acknowledgement of the complete terms of this Plan and Trust Document.

15.10    Legal Counsel.
         -------------

         The Trustee(s) may consult with legal counsel (who may or may not be counsel to the Company) concerning any question which may arise with reference to their duties under this Plan.

15.11    Investigation.
         -------------

         The Trustee(s) shall not be required to make any investigation to determine the identity or mailing address of any person entitled to benefits under this Plan and shall be entitled to withhold making payments until the identity and mailing address of any person entitled to benefits are certified by the Administrative Committee. In the event that any dispute arises as to the identity or rights of persons entitled to benefits hereunder, the Trustee(s) may withhold payment of benefits until such dispute has been determined by a court of competent jurisdiction or has been settled by written stipulation of the parties concerned.

15.12    Unanimous Vote.
         --------------

         The action of the Trustee(s) shall be determined by unanimous vote or other affirmative expression of all of the Trustee(s), and they shall designate one (1) of their members to keep a record of their determination of matters to be determined hereunder and of all dates, documents and other matters pertaining to their administration of this Trust; however, no Trustee(s) who is a Participant shall vote on any action relating specifically to himself, and in the event the remaining Trustee(s) by unanimous vote thereof are unable to come to a determination of any such question, the same shall be determined by the Board.

15.13    Indemnification.
         ---------------

         To the fullest extent permitted by law, the Company agrees to indemnify, to defend, and to hold harmless the Trustee(s), individually and collectively, against any liability whatsoever for any action taken or omitted by them in good faith in connection with this Plan and Trust or their duties hereunder and for any expenses or losses for which they may become liable as a result of any such actions or nonactions unless resulting from their own willful negligence or misconduct; and the Company may purchase insurance for the Trustee(s) to cover any of their potential liabilities with regard to the Plan and Trust.

                ARTICLE XVI - AMENDMENT, TERMINATION AND MERGER

16.1     Irrevocable Trust.
         -----------------

         The Trust shall be irrevocable but shall be subject to amendment and termination as provided in this article.

16.2     Amendment.
         ---------

         The Company reserves the right to amend this Plan and Trust Document to any extent and in any manner that it may deem advisable by action of the Board. The Company, the Trustee(s), all Participants, their Beneficiaries and all other persons having any interest hereunder shall be bound by any such amendment; provided, however, that no amendment shall:

         A. Cause or permit any part of the principal or income of the Trust to revert to the Company, except as provided in the Company Contributions article or the Qualification Notice article, or be used for, or be diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries;

         B. Change the duties or liabilities of the Trustee(s) without the Trustee(s)' written assent to such amendment; or

         C.       Adversely affect the then vested benefits of any Participants.

         The Employer may make any amendment it determines necessary or desirable, with or without retroactive effect to comply with ERISA and the Code.

16.3     Contributions.
         -------------

         The Company has established the Plan with the bona fide intention and expectation that the Plan will continue indefinitely, and that it will be able to make its Contributions indefinitely. Except as it relates to the requirements to repay an "Exempt Loan" as defined in Code section 4975(d)(2), used to acquire Company Stock, the Company shall not be under any obligation to continue its Contributions or to maintain the Plan for any given length of time. The Company may, in its sole discretion, completely discontinue its Contributions or terminate the Plan at any time without any liability whatsoever. The Company shall be under no obligation to maintain the Plan for its own Employees for any given length of time and may, in its sole discretion, terminate the Plan at any time without any liability whatsoever. In the event of the earlier of:

         A.       The termination of this Plan; or

         B. The complete discontinuance of Company Contributions hereunder, the full value of the Accounts of all affected Participants shall become fully vested and nonforfeitable.

         In the event of partial termination of this Plan, the full value of the Accounts of the Participants involved in the partial termination shall become fully vested and nonforfeitable.

16.4     Termination.
         -----------

         The Plan shall terminate:


         A. Upon the date specified in a written notice of the termination of the Plan, executed by the Company and delivered to the Trustee(s); or

         B.       Upon the earlier of:

                  1. The complete accomplishment of all purposes for which the Plan was created; or

                  2. The death of the last person entitled to receive any benefits hereunder who is living at the date of execution of the Plan and Trust Document; provided, however, that if, upon the death of such last survivor, the Trust may continue for a longer period without violation of any law of the jurisdiction to which the Trust is subject. The Trust shall not be terminated upon the death of such last survivor but shall continue until the complete accomplishment of all the purposes for which the Plan and Trust are created, unless sooner terminated under the other provisions hereof.

16.5     Distribution Upon Termination.
         -----------------------------

         Upon the termination of this Plan and after payment of all expenses of the Trust, including any Compensation then due to the Trustee(s) and agents of the Administrative Committee, the Trust assets and all Participants' Accounts shall be revalued according to the procedures provided in the Allocation Of Trust Income Or Loss article. Limitation

         Accounts and Suspense Accounts held pursuant to the Allocation Of Trust Income Or Loss and Contributions articles, respectively, shall be allocated as of the date the Plan is terminated in accordance with the Allocation Of Trust Income Or Loss article. The Trustee(s) shall hold and distribute such Accounts as directed by the Administrative Committee in accordance with the provisions of the Distributions article. Upon such termination, all rights, powers, and duties to be exercised or performed by the Company shall thereafter be exercised or performed by the Administrative Committee, including the filling of vacancies on the Administrative Committee and the amending of the Plan. In the event the Administrative Committee is unable to perform, all rights, powers and duties shall be performed by the Trustee(s).

16.6     Qualification Notice.
         --------------------

         The Company's obligation to make Contributions hereunder is conditioned upon the timely submission within the initial period under Code section 401(b), and receipt of an initial notification from the United States Department of the Treasury that this Plan is considered a qualified Plan under Code section 401(a) and that this Trust is considered exempt from taxation under Code section 501(a). If such initial notification is not received, the Company and any Participant who has made Contributions hereunder shall be entitled to recover from the Trustee(s) the full amount of the then value of such Contributions within one (1) year after the date the initial qualification is denied, but only if the application for qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe. Prior to the receipt of such notification, no Participant hereunder or his Beneficiary shall have any vested interest in, or be entitled to, any benefit payments based on Company Contributions made hereunder; provided, however, that upon receipt of such notification, such vestings or entitlements shall be retroactive to the date of their occurrence in accordance with the other provisions of this Plan, and this article shall be of no further force or effect.

16.7     Reversion.
         ---------

         Except as provided in the Company Contributions and Qualification Notice articles, in no event shall any part of the principal or income of the Trust revert to the Company or be used for or diverted to any purpose other than the exclusive benefit of Participants or their Beneficiaries.

16.8     Merger.
         ------

         In the case of any merger or consolidation with, or transfer of assets and liabilities to, any other plan, provisions shall be made so that each Participant in the Plan on the date thereof, if the Plan had then been terminated, would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation, or transfer, if the Plan had then terminated. The Plan is specifically authorized to accept transfers from, consolidate or merge with, plans of the Company.

                            ARTICLE XVII - ASSIGNMENTS

17.1     Alienation And QDROs.
         --------------------

         Except as provided below, the interest herein, whether vested or not, of any Participant, former Participant or Beneficiary, shall not be subject to alienation, assignment, pledging, encumbrance, attachment, garnishment, execution, sequestration, or other legal or equitable process, or transferability by operation of law in the event of bankruptcy, insolvency or otherwise.

         The provisions of this article shall not prevent the creation, assignment or recognition of any individual's right to a benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order.

         The Administrative Committee may segregate assets for a Participant's spouse or former spouse in accordance with instructions from a duly authorized court of law, provided such instructions in all respects satisfy the requirements of a Qualified Domestic Relations Order as defined in Code section 414(p) and as provided in the Assignments article.

         A. "Qualified Domestic Relations Order" or "QDRO" means any judgment, decree or order which:

                  1. Relates to the provision of child support, alimony payments or marital property rights to a spouse, child or other dependent of a Participant;

                  2. Is made pursuant to a state domestic relations law (including a community property law);

                  3. Creates, or recognizes the existence of, an Alternate Payee's rights to - or assigns to an Alternate Payee the right to - receive all or a portion of the benefits payable with respect to a Participant under the Plan;

                  4.       Clearly specifies:

                           a. The name and last known mailing address (if any) of the Participant and each Alternate Payee covered by the order (unless such

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

                                    address is otherwise available to the
                                    Administrative Committee);

                           b.       The amount or percentage of the
                                    Participant's benefits to be paid by the Plan to each such Alternate Payee (or the manner in which such amount or percentage is to be determined);

                           c. The number of payments or the period to which the order applies; and

                           d.       Each plan to which the order applies.

                  5. Does not require the Plan to provide any type, form, timing or option of benefit not otherwise provided by the Plan to a Participant;

                  6. Does not require the Plan to provide increased benefits; and

                  7. Does not require benefits to be paid to an Alternate Payee which are required to be paid to a different Alternate Payee under another QDRO.

         B. The Administrative Committee shall establish reasonable procedures to determine whether a domestic relations order is a QDRO and to administer distributions under that QDRO. If any domestic relations order is received by the Plan, the Administrative Committee shall:

                  1. Promptly notify the Participant and any Alternate Payee that the order has been received and of the Plan's procedures for determining whether the order is a QDRO; and

                  2. Determine within a reasonable period after receipt of the order whether it is a QDRO and notify the Participant and each Alternate Payee of the Administrative Committee's determination.

         C. During any period in which the issue of whether a domestic relations order is a QDRO is being determined by the Administrative Committee, a court of competent jurisdiction or otherwise, the Administrative Committee shall segregate the amounts which would have been payable to the Alternate Payee during such period if the order had been determined to be a QDRO. If the order, or a modification of the order, is determined within eighteen (18) months to be a QDRO, the Administrative Committee shall segregate the amounts (as adjusted by attributable investment income or loss), in accordance with the Plan's provisions, for the entitled individual(s). If, within eighteen (18) months, the order is determined not to be a QDRO or its status as a QDRO is not resolved, the Administrative Committee may pay the segregated amounts (as adjusted by attributable investment income or loss) to the individual(s) entitled to receive such amounts absent such order. Any determination that an order is a QDRO made after the close of the eighteen (18) month period shall be applied prospectively only.

                    ARTICLE XVIII - MISCELLANEOUS PROVISIONS

18.1     Governing Law.
         -------------

         All matters regarding the validity, effect, interpretation and administration of this Plan and Trust Document shall be determined in accordance with the laws of the State of California, except where preempted by ERISA or other federal statutes.

18.2     Gender.
         ------

         Wherever appropriate, terms used herein in the singular may include the plural or the plural may be read as the singular, and the masculine gender may include the feminine, and the neuter may include both the masculine and feminine.

18.3     Amendment Of Laws.
         -----------------

         All references to sections of ERISA or of the Code, or any regulations or rulings thereunder, shall be deemed to refer to such sections as they may subsequently be modified, amended, replaced or amplified by any federal statutes, regulations or rulings of similar application and importance.

18.4     Interpretations.
         ---------------

         All questions of interpretation of these definitions, their application, binding effect, as well as all issues concerning coverage, benefits and administration of this Plan shall be resolved by the Administrative Committee, as provided elsewhere in this Plan, in their sole discretion.


DATED:_____________________ , 2006

                                       EMPLOYER
                                       --------

                                       North Valley Bancorp

                                       By:______________________________________
                                          Michael J. Cushman, President


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